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                  FIRST AMENDED AND RESTATED CREDIT AGREEMENT




                          dated as of October 15, 1996




                                     between




                            LYON CREDIT CORPORATION,




                                   as Lender,




                                       and




                          BP HYDRO FINANCE PARTNERSHIP,




                                   as Borrower






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                                TABLE OF CONTENTS
                                                                        Page

SECTION 1         DEFINITIONS.............................................2

         1.1      Certain Defined Terms ..................................2
         1.2      Accounting Terms; Utilization of GAAP for Purposes of
                  Calculations under Agreement...........................24
         1.3      Other Definitional Provisions .........................25

SECTION 2         AMOUNTS AND TERMS OF THE LOANS.........................25

         2.1      The Loans .............................................25
         2.2      Conditions and Terms Specific to the Senior Loan ......25
         2.3      Conditions and Terms Specific to the Additional Credit
                  Facility...............................................27
         2.4      Interest.............................................. 29
         2.5      Fees ..................................................31
         2.6      Payments and Prepayments ..............................31
         2.7      Term of this Agreement ................................35
         2.8      Borrower's Loan Account and Statements ................36
         2.9      Capital Adequacy, Taxes and Other Adjustments .........36

SECTION 3         CONDITIONS TO LOANS....................................38

         3.1      Conditions Precedent ..................................38
         3.2      Conditions Precedent for the Benefit of Lender ........47
         3.3      Location of Closing ...................................47

SECTION 4         REPRESENTATIONS AND WARRANTIES OF
                  BORROWER...............................................47

         4.1      Organization, Business and Qualification ..............47
         4.2      Power and Authorization ...............................48
         4.3      Financial Condition ...................................49
         4.4      Suits, Actions, Proceedings and Adverse Facts .........49
         4.5      Title to Borrower Collateral; Liens ...................49
         4.6      Governmental Requirements .............................50

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         4.7      Employee Benefit Plans ................................50
         4.8      Taxes .................................................51
         4.9      Chief Executive Office ................................51
         4.10     Environmental Matters .................................51
         4.11     Burdensome Restrictions; Other Contracts ..............51
         4.12     Labor Matters .........................................52
         4.13     Permits ...............................................52
         4.14     Disclosure ............................................52
         4.15     Material Agreements ...................................52
         4.16     No Default ............................................53
         4.17     Certain Fees ..........................................53
         4.18     Use of Proceeds and Margin Security ...................53
         4.19     Compliance with Governmental Requirements .............54
         4.20     Insurance .............................................54
         4.21     Projects ..............................................55
         4.22     Capital Calls .........................................55
         4.23     No Maintenance Liabilities ............................55
         4.24     Indebtedness ..........................................53
         4.25     Accounts Receivable ...................................55

SECTION 5         AFFIRMATIVE COVENANTS AND AGREEMENTS
                  OF BORROWER............................................55

         5.1      Compliance with Governmental Requirements .............56
         5.2      Access ................................................56
         5.3      Notices by Governmental Authority; Fire and Casualty
                  Losses, etc............................................56
         5.4      Borrower Revenues .....................................56
         5.5      No Lender Liability ...................................57
         5.6      Payment of Taxes, Fees and Claims .....................57
         5.7      Financial Statements and Other Reports ................57
         5.8      Insurance .............................................60
         5.9      Continuance of Business ...............................60
         5.10     Perfection and Preservation of Liens ..................61
         5.11     Agent .................................................61
         5.12     Employee Benefit Plans ................................61
         5.13     Authorized Officers ...................................62
         5.14     Self-Certification ....................................59
         5.15     Further Assurances ....................................62
         5.16     All Necessary Action ..................................62

         5.17     Use of Proceeds .......................................62
         5.18     Security Documents ....................................63
         5.19     Debt Service Reserve Account ..........................63
         5.20     Other Financial Covenants .............................63
         5.21     Additional Work Actions. ..............................63
         5.22     Enforcement of Rights .................................63
         5.23     Change of Chief Executive Office ......................64

SECTION 6         NEGATIVE COVENANTS OF BORROWER.........................64
         6.1      No Liens ..............................................64
         6.2      Restriction on Fundamental Changes ....................64
         6.3      Transactions with Affiliates...........................64
         6.4      Changes to Material Agreements.........................65
         6.5      Contingent Obligations ................................65
         6.6      Indebtedness ..........................................65
         6.7      Security Documents ....................................65
         6.8      Borrower Revenues .....................................65

SECTION 7         RIGHTS AND REMEDIES OF LENDER..........................66

         7.1      Acceleration ..........................................66
         7.2      Additional Remedies of Lender .........................66
         7.3      Application of Proceeds ...............................68
         7.4      Notices ...............................................68
         7.5      Funds of Lender .......................................68
         7.6      No Waiver or Exhaustion................................68

SECTION 8         GENERAL TERMS AND CONDITIONS...........................69

         8.1      Expenses and Attorneys' Fees ..........................69
         8.2      Indemnity by Borrower .................................70
         8.3      Notice and Defense of Claim ...........................72
         8.4      Amendments and Waivers ................................73
         8.5      Retention of Borrower Documents .......................73
         8.6      Notices ...............................................73
         8.7      Survival of Representations, Warranties, Covenants and
                  Certain Agreements.....................................75
         8.8      Failure or Indulgence Not Waiver; Remedies Cumulative .75
         8.9      Marshaling; Payments Set Aside ........................75
         8.10     Independence of Covenants..............................76

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         8.11     Severability ..........................................76
         8.12     Headings ..............................................76
         8.13     Applicable Law ........................................76
         8.14     Successors and Assigns ................................76
         8.15     No Fiduciary Relationship or Partnership ..............76
         8.16     CONSENT TO JURISDICTION AND SERVICE OF
                  PROCESS................................................77
         8.17     WAIVER OF JURY TRIAL ..................................78
         8.18     Counterparts; Effectiveness ...........................78
         8.19     Assignment and Participation ..........................79
         8.20     Reproduction of Documents .............................79
         8.21     Controlling Agreement .................................79
         8.22     Termination of Commitment .............................80
         8.23     Entire Agreement ......................................80
         8.24     Confidentiality .......................................80

EXHIBIT 1.1                    Descriptions of Projects
EXHIBIT 1.2                    Form of Disbursement Instructions
EXHIBIT 1.3                    Pro Forma Cash Flow Projections
EXHIBIT 1.5                    Form of Security Agreement
EXHIBIT 1.6                    Form of Note
EXHIBIT 2.1(a)                 Request for Advance
EXHIBIT 2.1(b)                 Receipt for Advance
EXHIBIT 3.1                    Form of Assignment
EXHIBIT 3.2                    Form of Consent to Assignment
EXHIBIT 4.1                    Foreign Jurisdictions
EXHIBIT 4.2                    Consents and Waivers
EXHIBIT 4.3                    Financing Statement Offices and Locations
EXHIBIT 4.15                   Material Agreements
EXHIBIT 4.25                   Accounts Receivable
EXHIBIT 5.7                    Form of Certificate of Authorized Officer
EXHIBIT 5.21                   Report of Independent Engineer
EXHIBIT 6.5                    Contingent Obligations
EXHIBIT 6.6                    Indebtedness
SCHEDULE I                     Applicable Permits
SCHEDULE II                    Articles of Incorporation and Partnership
                                 Agreements
SCHEDULE III                   Initial Disbursement and Closing Costs
SCHEDULE IV                    Project Documents
SCHEDULE V                     Schedule of Exceptions
SCHEDULE VI                    Capital Leases

                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT




          This FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement"), dated as of October 15, 1996, is between LYON CREDIT CORPORATION, a Delaware corporation ("Lender"), with offices at 1266 East Main Street, Stamford, Connecticut 06902, and BP HYDRO FINANCE PARTNERSHIP, a Utah general partnership ("Borrower"), with offices at 111 West North Bend Way, P.O. Box 1029, North Bend, Washington 98045 and amends and restates the Credit Agreement, dated as of August 22, 1990, by and between Borrower and The Fuji Bank, Limited, acting through its Los Angeles agency ("Fuji Bank"), as amended by Amendment No. 1, dated as of December 23, 1992, between Borrower and Fuji Bank, and as assigned by Fuji Bank to Lender pursuant to the Assignment, Assumption and Note Purchase Agreement, dated as of the date hereof (the "Assignment Agreement"), between Fuji Bank and Lender (such Credit Agreement, as so amended and assigned, the "Original Credit Agreement").

                                    RECITALS

          WHEREAS, pursuant to the Original Credit Agreement, Borrower issued a promissory note, dated August 22, 1990 and amended and restated December 23, 1992 (the "Fuji Note"), in the initial principal amount of fifteen million seven hundred fifty thousand Dollars ($15,750,000);

          WHEREAS, the indebtedness of Borrower evidenced by the Fuji Note is secured by, among other things, certain partnership interests and certain capital stock of the Affiliates (as defined below), all of the ownership interests of the Project Owners (as defined below) Borrower in the Projects (as defined below) and certain contract rights relating to the Projects (the security for Borrower's indebtedness, collectively, the "Fuji Security");

          WHEREAS, pursuant to a letter agreement, dated September 16, 1996, between Fuji Bank and CHI West, Inc. ("CHI West"), an affiliate of Borrower, Fuji Bank offered to sell or assign the Fuji Note, the Original Credit Agreement and the Fuji Security to CHI West or to its designee;

          WHEREAS, CHI West designated Lender as its designee to purchase the Fuji Note and to be the assignee of the Original Credit Agreement and the Fuji Security;

          WHEREAS, pursuant to the Assignment Agreement, Lender has purchased the Fuji Note and Fuji Bank has assigned to Lender all of its right, title and interest in, to and under the Original Credit Agreement and the Fuji Security;

          WHEREAS, Lender and Borrower wish to amend and restate in its entirety the Original Credit Agreement to reflect, among other things, the purchase of the Fuji Note, the assignment of the Fuji Security, the creation of additional security in favor of Lender, and the restructuring of a portion of the indebtedness evidenced by the Fuji Note as the Senior Loan (as defined below) and the Additional Credit Facility (as defined below); and

          WHEREAS, simultaneously with the execution of this Agreement, Borrower will issue (i) an amended and restated promissory note in favor of Lender in the principal amount of the Senior Loan Commitment (as defined below) and (ii) the Additional Credit Facility Note (as defined below) and Lender will sell to CHI Finance, Inc. a Delaware corporation, the balance of the indebtedness of Borrower under the Fuji Note;

          NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                    SECTION 1
                                   DEFINITIONS

          1.1 Certain Defined Terms.

          When used herein, the following terms have the following respective meanings:

          "Accounts" means, collectively, the Debt Service Account, the Debt Service Reserve Account and the Project Revenues Account.

          "Accumulated Funding Deficiency" means a funding deficiency described in section 302 of ERISA.

          "Additional Credit Facility" means a line of credit reserved by Lender for the benefit of Borrower from the original indebtedness of Borrower to Fuji Bank pursuant to the Fuji Note and secured by the Fuji Security (as assigned by Fuji Bank to Lender) in the maximum available amount of two million Dollars ($2,000,000).

          "Additional Credit Facility Note" means, collectively, each Note of Borrower relating to the Additional Credit Facility and issued pursuant to
Section 2.3, and each other promissory note of Borrower issued in substitution or exchange for any Additional Credit Facility Note. The Additional Credit Facility Note shall be payable to the order of Lender, shall be in the amount of the maximum available amount under the Additional Credit Facility and shall provide for the repayment of principal and the payment of interest as provided therein and herein and shall be secured by the Borrower Collateral.

          "Advance" means any disbursement of principal under the Additional Credit Facility.

          "Affiliate" means (i) CHI-Idaho, Inc., a Delaware corporation, (ii) CHI-Magic Valley, Inc., a Delaware corporation, (iii) Consolidated Hydro Mountain States, Inc., a Delaware corporation, (iv) BP Hydro Associates, an Idaho general partnership, and (v) Fulcrum, Inc., an Idaho corporation.

          "Agency Fee" means the fee payable by Borrower to Lender on each anniversary of the Closing Date, which fee shall be in the amount of twenty thousand Dollars ($20,000) on the first through the third anniversary of the Closing Date and ten thousand Dollars ($10,000) on the fourth anniversary of the Closing Date and each anniversary of the Closing Date thereafter until all Obligations of Borrower have been indefeasibly paid in full.

          "Applicable Permit" means, with respect to any Project, any Permit, including any zoning, environmental protection, pollution, sanitation, FERC, public utilities commission, health, safety, siting or building Permit, (a) that is necessary at any given time in the operation of such Project to test, operate, maintain, repair, own or use such Project as contemplated by any Material Agreement relating to such Project, to sell electricity therefrom, to enter into any Material Agreement for such Project or to perform the

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obligations contemplated thereby, or (b) that is necessary so that none of
Borrower, any Affiliate, Lender or any affiliate of Lender may be deemed by any Governmental Authority to be subject to regulation under the FPA, PUHCA or any state law or regulation respecting the rates or the financial or organizational regulation of electric utilities solely as a result of the ownership or operation of any Project by the applicable Project Owner or the sale of electricity therefrom. A list of all Applicable Permits is set forth in Schedule I.

          "Articles of Incorporation" means the documents relating to certain Affiliates listed in Schedule II.

          "Assignment Agreement" has the meaning set forth in the first paragraph hereof.

          "Assignment Fee" means the fee payable by CHI Finance to Lender on the Closing Date in the amount of twenty-five thousand Dollars ($25,000) as consideration for the assignment by Lender to CHI Finance of the portion of the Fuji Note remaining after Borrower shall have executed and delivered to Lender the Senior Loan Note and the Additional Credit Facility Note.

          "Assignments" means the Collateral Assignments of Agreements, dated as of the date hereof, by Borrower and each Affiliate, assigning to Lender such Person's rights under the Material Agreements substantially in the form of
Exhibit 3.1.

          "Authorized Officer" means, with respect to Borrower and the Affiliates, Edward M. Stern, Neil A. Manna or any other officer of Borrower or an Affiliate designated from time to time by written notice to Lender. Each Authorized Officer shall be authorized to (i) execute and deliver the Loan Documents on behalf of Borrower and the Affiliates, (ii) execute and deliver any other agreement, document or certificate contemplated hereunder or thereunder on behalf of Borrower and the Affiliates, and (iii) communicate with Lender and its agents on behalf of Borrower and the Affiliates as contemplated hereunder.

          "Availability Period" means the period of time from the Closing Date until the first anniversary thereof.

          "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy", as amended from time to time, or any successor statute, and all rules promulgated thereunder.

          "Barber Dam Project" means the approximately 4.1 megawatt hydroelectric facility located in Boise, Idaho, of Fulcrum, Inc., an Idaho corporation, as more particularly described in Exhibit 1.1.

          "Borrower Collateral" means, collectively, the Fuji Security (as assigned to Lender pursuant to the Security Assignment Documents), the Accounts, all assets of Borrower and the Affiliates, the Pledged Interests, certain other items of personal or intangible property and Lender's rights with respect to any Borrower Revenues, all as more particularly described in the Security Documents.

          "Borrower Revenues" means all cash, property or other value (other than Insurance Proceeds, Condemnation Proceeds and proceeds from any sale of assets not required to be utilized as a prepayment pursuant to Section 2.6(c)) paid, payable, distributed or distributable to Borrower or any Affiliate from any other Affiliate or Idaho Power and any interest therein or proceeds thereof.

          "Borrowing Date" means the first Business Day of any month during the Availability Period.

          "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York, or Hartford, Connecticut, are required or authorized to be closed.

          "Capital Lease" means any lease of any property (whether real, personal or mixed) that, in conformity with GAAP, a lessee would account for as a capital lease.

          "CHI Finance" means CHI Finance, Inc., a Delaware corporation.

          "Closing Costs" means all amounts to be paid by Borrower on the Closing Date as reflected on Schedule III (or thereafter, including, without limitation, on the date of any Advance) in connection with the transactions contemplated hereunder, including, without limitation, the following: (a) to Lender, on account of the Assignment Fee, the Letter of Credit Fee (if any), the Success Fee and the Work Fee; (b) to Chadbourne & Parke LLP, on account of

Lender's attorneys' fees and expenses; and (c) to the Independent Engineer, on account of the work performed by the Independent Engineer.

          "Closing Date" means the date on which the conditions precedent to the obligations of Lender under this Agreement shall be satisfied or waived by Lender, which date shall be agreed between Lender and Borrower and shall occur on or before October 28, 1996; provided, that if Lender and Borrower have not agreed on a date by October 29, 1996, then such date shall be notified to Borrower by Lender.

          "Condemnation Proceeds" means any proceeds or payments paid or payable by any Governmental Authority in connection with any condemnation, eminent domain, requisition for use, compulsory acquisition or like proceeding.

          "Consolidated Hydro" means Consolidated Hydro, Inc., a Delaware corporation.

          "Contingent Obligation," as applied to any Person, means any direct or indirect contingent liability of such Person (a) with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; (b) with respect to any letter of credit issued for the account of such Person or as to which such Person is otherwise liable for reimbursement of drawings; (c) under interest rate agreements; or (d) under any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect such Person against fluctuations in currency values; but excluding checks and other negotiable instruments endorsed in the ordinary course of business. Contingent Obligations shall include, without limitation (x) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (y) the obligation to make take-or-pay or similar payments if required regardless of nonperformance by any other party or parties to an agreement, and (z) any liability of such Person for the obligations of another through any agreement to purchase, repurchase or otherwise acquire such obligation, to provide funds for the payment or discharge of such obligation or to maintain the solvency, financial condition or any balance sheet item or level of income of another. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if a fixed and determined amount, the maximum amount so guaranteed.

          "Debt Service Account" has the meaning ascribed to it in the Security Agreement.

          "Debt Service Reserve Account" has the meaning ascribed to it in the Security Agreement.

          "Debtor Relief Laws" means any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization or similar laws affecting the rights or remedies of creditors generally, including, without limitation, the Bankruptcy Code, as in affect from time to time.

          "Default" means a condition or event that, after the giving of notice or lapse of time or both, would constitute an Event of Default if such condition or event were not cured or removed within any applicable grace or cure period.

          "Default Rate" means the Interest Rate, as the same is applicable to any Loan or other Obligation pursuant to Section 2.4(a), plus two percent (2%) per annum, but in no event shall such rate exceed the Maximum Rate.

          "Dietrich Drop Project" means the approximately 4.7 megawatt hydroelectric facility located in Dietrich, Idaho, of BP Hydro Associates, an Idaho general partnership, as more particularly described in Exhibit 1.1.

          "Disbursement Instructions" means each of those certain letters, substantially in the form of Exhibit 1.2, dated as of the Closing Date from Borrower to each Affiliate and from each Affiliate to certain Persons (including the other Affiliates and Idaho Power) irrevocably instructing each such Person to deposit into the Project Revenues Account for the benefit of Lender all Borrower Revenues.

          "Disbursement Agent" means Fleet National Bank or such other Person as may from time to time be the "Disbursement Agent" under the Security Agreement.

          "Dollar" and the sign "$" mean the lawful currency of the United States of America.

          "Due Inquiry" means every inquiry with any Person, in each case as is at the time deemed reasonably necessary or desirable to ascertain or confirm the veracity and accuracy of any matter (including, without limitation, the inclusion or omission of any fact or circumstance which would, in Lender's reasonable opinion, be material with respect to such matter or with respect to Lender's interests hereunder).

          "Employee Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA including any Multiemployer Plan which (a) is maintained for employees of Borrower or any ERISA Affiliate or (b) has at any time within the preceding six (6) years been maintained for the employees of Borrower or any current or former ERISA Affiliate, excluding any such plan maintained only after the last date a Person was an ERISA Affiliate.

          "Environmental Claim" means any claim, liability, investigation, notice, litigation or administrative proceeding, whether pending or threatened pursuant to written notification, or any judgment or order relating to any Hazardous Material asserted or threatened pursuant to written notification against Borrower or any Affiliate or any event giving rise to liability of Borrower or any Affiliate under any Environmental Law.

          "Environmental Laws" means any and all laws, statutes, ordinances, rules, regulations, orders, guidance or determinations of any Governmental Authority pertaining to public health, pollution or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials including, without limitation, common law, the Clean Air Act, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 as amended by the Superfund Amendments and Reauthorization Act of 1986, the Federal Water Pollution Control Act, the Occupational Safety and Health Act of 1970, the Resource Conservation and Recovery Act of 1976, the Safe Drinking Water Act, the Toxic Substances Control Act, the Emergency Planning and Community Right to Know Act, the Endangered Species Act, the

National Environmental Policy Act, the Oil Pollution Act, the Pollution Prevention Act, the Solid Waste Disposal Act and any other environmental conservation or protection law of any applicable jurisdiction, all as may be hereafter amended, modified or supplemented from time to time; provided, that in the event any of the foregoing laws is amended, modified or supplemented so as to broaden the scope or basis of liability of Borrower or any Affiliate under any or all Environmental Laws, such amended, modified or supplemented meaning shall apply subsequent to the effective date of such amendment or modification with respect to all provisions of this Agreement; and provided, further, that, to the extent the laws of the state in which any property of Borrower or any Affiliate is located establish a meaning for "hazardous substance", "release", "solid waste", "disposal" or any other term which is broader than that specified in any of the foregoing federal laws, such broader meaning shall apply to Borrower and each Affiliate for purposes of this Agreement.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder.

          "ERISA Affiliate," as applied to Borrower, means any Person who is a member of a group which is under common control with Borrower, which together with Borrower is treated as a single employer within the meaning of Section 414(b) or (c) of the IRC, determined without regard to any equity or other economic interest or benefit or any right to exercise voting power of such interest or benefit held in the parent.

          "Event of Default" means the occurrence or existence of any one or more of the following:

          (a) Borrower or an Affiliate fails (i) to pay any interest, fee or expense set forth in this Agreement or any other Loan Document (other than the Intercompany Notes) within three (3) Business Days of when due or declared due, (ii) to make any payment of principal on any Loan when due or at maturity, whether by acceleration or otherwise, or (iii) to make any payment when due under any Letter of Credit;

          (b) Borrower, an Affiliate or CHI Finance fails to perform, keep or observe any term, provision, condition or covenant contained in this Agreement or any other Loan Document (other than the


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



     Intercompany Notes) (except as provided in paragraph (c) of this definition) which is required to be performed, kept or observed by Borrower, such Affiliate or CHI Finance and such failure shall not have been cured within thirty (30) days (or any shorter period as may be expressly set forth in this Agreement or such other Loan Document) after the date of such failure; provided, that if it is reasonably possible to cure in all respects such failure, and if Borrower, such Affiliate or CHI Finance is diligently attempting to cure such failure, then Borrower, such Affiliate or CHI Finance shall have an additional thirty (30) days to effect such cure;

          (c) Borrower fails, or fails to cause any Affiliate to perform, keep or observe any term, provision, condition or covenant contained in Section 5.2, 5.3, 5.4, 5.5, 5.6, 5.8, 5.9, 5.10, 5.11, 5.15, 5.16, 5.17, 5.18,
     5.19, 5.20, 5.22 or 5.23 Section 6 of this Agreement which is required; provided, that if Borrower shall have given notice of any such failure in accordance with Section 5.7(f), such failure shall not become an Event of Default until five (5) days after Lender shall have notified Borrower in writing that such failure shall become an Event of Default after the passage of such five (5) day period;

          (d) A default or event of default shall have occurred and be continuing with respect to any Indebtedness or Contingent Obligation of Borrower or any Affiliate in excess of fifty thousand Dollars ($50,000);

          (e) Any statement, representation, warranty, report, financial statement or certificate set forth in this Agreement or in any other Loan Document or made or delivered by any Authorized Officer to Lender (i) is false or misleading in any material respect on the date made or (ii) is intentionally misrepresented in any respect, whether material or otherwise;

          (f) Any event, occurrence or condition that has a Material Adverse Effect;

          (g) The (i) institution by Borrower, an Affiliate or CHI Finance of any judicial proceeding intended to effect a suspension of any right or power of Lender under any Loan Document, or causing Borrower, any Project or any other Borrower Collateral to become subject to the control or custody of any court, or (ii) rendering of a


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     judgment (other than a judgment covered under paragraph (i) below) not stayed or appealed (with respect to any judicial proceeding not instituted by Borrower, an Affiliate or CHI Finance) which shall not be discharged or stayed within ten (10) days after entry thereof, and such judgment shall have the effect of suspending any material right or power of Lender under any Loan Document, or causing Borrower, any Project or any other Borrower Collateral to become subject to the control or custody of any court;

          (h) (i) Borrower or any Affiliate does not have good title to its interests in the Borrower Collateral; (ii) any Project, Pledged Interest or other Borrower Collateral is attached, seized, levied upon or subjected to a writ or distress warrant and any such action shall remain unbonded, undischarged or unstayed for a period in excess of the earlier of ten (10) days or five (5) days prior to the date of any proposed sale thereof; (iii) any Project, other Borrower Collateral or any other material asset of Borrower or any Affiliate comes within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors for a period in excess of ten (10) days; or (iv) Lender does not have or ceases to have a valid and perfected first priority Lien in any of the Borrower Collateral (subject to Permitted Liens); provided, that if the provisions of both this paragraph (h) and paragraph (i) below apply, then the forty-five (45) day period in paragraph (i) shall apply instead of the period provided for herein;

          (i) An application is made by any Person other than Borrower or any Affiliate for the appointment of a receiver, trustee or custodian for any asset of Borrower or any Affiliate and the same is not dismissed within forty-five (45) days after the application therefor; any order, judgment, decree or petition under any section or chapter of the Debtor Relief Laws is filed against Borrower or any Affiliate or any case or proceeding is filed against Borrower or any Affiliate for its dissolution or liquidation (as the case may be), and such order, judgment, decree or petition is not dismissed within forty-five (45) days after the entry or filing thereof;

          (j) An application is made by Borrower or any Affiliate for the appointment of a receiver, trustee or custodian for any assets of Borrower or any Affiliate; a petition under any section or chapter of the Debtor Relief Laws is filed by Borrower or any Affiliate; Borrower or any Affiliate makes an assignment for the benefit of creditors; any case, certificate or proceeding is filed by Borrower or any Affiliate for the dissolution or liquidation (as the case may be) of Borrower or any Affiliate or Borrower or any Affiliate becomes insolvent or admits in writing its inability to pay its debts as they mature;

          (k) Any Project Owner is enjoined, restrained or in any way prevented by court order or order of any other Governmental Authority from owning any Project and such order shall not be stayed or otherwise lifted within thirty (30) days after entry thereof;

          (l) (i) Any Material Agreement becomes unenforceable or is terminated by operation of law or by any party thereto (other than as a result of its full performance or discharge) or the enforceability of any such agreement is challenged by any Person (other than by Lender or any affiliate of Lender) and such challenge, in Lender's reasonable determination, is likely to prevail, the result of any of which is likely to have a Material Adverse Effect (in such event, Lender shall provide Borrower a written explanation of the basis for any action Lender is taking or intends to take with respect to such Event of Default; provided, that neither the form nor the substance of such explanation, nor Borrower's failure to receive the same, shall in any way affect the right of Lender to exercise any of its remedies under this Agreement or the other Loan Documents with respect to such Event of Default or grant Borrower or any Affiliate any right to contest the same); or (ii) a default or an event of default occurs and remains unremedied beyond any applicable cure period under any Material Agreement and the effect of such default or event of default gives another party to such agreement the right to terminate the same either immediately or after any applicable notice or lapse of time, the result of which, in Lender's reasonable opinion, is likely to have a Material Adverse Effect;

          (m) Any money judgment, writ or warrant of attachment in excess of fifty thousand Dollars ($50,000) in the aggregate, which is or are not adequately covered by insurance of Borrower, is entered against Borrower or any Affiliate and is not paid, discharged or stayed within the earlier of ten (10) days after entry thereof or five (5) days prior to the date of any proposed sale thereunder;

          (n) The loss, suspension or revocation of, or failure to renew, any Applicable Permit now held or hereafter acquired by or in connection with any Project, if such loss, suspension, revocation or failure to renew (together with all other such losses, suspensions, revocations and failures) is likely, in Lender's reasonable opinion, to have a Material Adverse Effect;

          (o) Any Material Agreement is amended without the prior written consent of Lender and the result of such amendment, in Lender's reasonable opinion, is likely to have a Material Adverse Effect; and

          (p) (1) if Borrower or any ERISA Affiliate has in effect any Employee Benefit Plan, other than a Multiemployer Plan, notice of intent to terminate such Employee Benefit Plan shall be filed under Section 4041(c) of ERISA or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer such Employee Benefit Plan under circumstances that would result in Borrower or an Affiliate becoming liable to pay under Title IV of ERISA to the PBGC or with respect to such Employee Benefit Plan an amount or amounts aggregating in excess of $50,000, (2) Borrower or any ERISA Affiliate incurs a liability to a Multiemployer Plan as a result of a withdrawal or partial withdrawal therefrom in an amount in excess of $50,000, (3) a condition shall exist by reason of which the PBGC would be entitled to institute proceedings to terminate any such Employee Benefit Plan pursuant to the provisions of Section 4042(a)(1), 4042(a)(2) or 4042(a)(3) of ERISA, as reasonably determined in good faith by Lender, (4) any such Employee Benefit Plan shall incur an Accumulated Funding Deficiency, whether or not waived within the meaning of Section 412 of the IRC, in excess of $50,000, or (5) any Reportable Event or Prohibited Transaction shall occur with respect to any such Employee Benefit Plan that could reasonably be expected to result in Borrower or an Affiliate becoming liable to the PBGC or any other Person in an amount or amounts aggregating in excess of $50,000, and any such event specified in any of clauses (1), (2), (3), (4) and (5) above shall continue for ten (10) days.

          "Excess Interest" has the meaning ascribed thereto in Section 2.4(c).

          "FERC" means the Federal Energy Regulatory Commission and any successor thereto.

          "Final Maturity Date" means the date that is the twelfth (12th) anniversary of the Closing Date.

          "Financial Statements" means the financial statements required to be delivered to Lender pursuant to Section 5.7.

          "Financing Statements" means the Form UCC-1 and Form UCC- 3 financing statements to be filed with the appropriate offices for the purpose of perfecting Lender's Liens in the Borrower Collateral.

          "Fiscal Quarter" means any of the three (3) month periods ending on the last day of March, June, September and December, respectively, of each calendar year.

          "Fiscal Year" means the twelve (12) month period beginning on the first day of July and ending on June 30 of the next calendar year.

          "Floating U.S. Treasury Note Rate" means the yield, as reported in the Wall Street Journal on the date of determination, for U.S. Treasury Notes maturing as near as possible to the third (3d) anniversary of such date of determination.

          "FPA" means the Federal Power Act, as amended, and all rules and regulations promulgated thereunder.

          "Fuji Bank" has the meaning set forth in the first paragraph hereof.

          "Fuji Note" has the meaning set forth in the first recital hereto.

          "Fuji Security" has the meaning set forth in the second recital hereto.

          "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or any successor authority) that are applicable to the circumstances as of the date of determination.

          "Governmental Authority" means the United States, any state, any county, any city or any other political subdivision in which Borrower or any Affiliate operates, any Project or other Borrower Collateral is located, and any other political subdivision, agency, authority, board, bureau, commission, court, department, district or other instrumentality of any of the foregoing, including, without limitation, FERC and the Environmental Protection Agency.

          "Governmental Requirements" means, as of the date of determination thereof, all applicable laws, ordinances, rules, regulations, judgments, interpretations, policy orders, decrees or similar forms of decision of any Governmental Authority.

          "Hazardous Material" means, without limitation, any of the following in any solid, liquid or gas form, from whatever source: (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable laws or regulations as "hazardous substances", "hazardous materials", "hazardous wastes", "toxic substances" or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity or "EP toxicity"; (b) oil, petroleum or petroleum-derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (c) any flammable substances or explosives or any radioactive materials; and (d) asbestos in any form or electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty (50) parts per million.

          "Indebtedness," as applied to any Person, means (a) any indebtedness for borrowed money; (b) that portion of any obligation with respect to a Capital Lease that is properly classified as a liability on a balance sheet in conformity with GAAP; (c) any note payable and draft accepted representing an extension of credit whether or not representing an obligation for borrowed money; (d) any obligation owed for all or any part of the deferred purchase price of property or services if the purchase price is due more than six (6) months from the date the obligation is incurred or is evidenced by a note or similar written instrument; and (e) any indebtedness secured by any Lien on any property or asset owned or held by such Person regardless of whether the indebtedness secured thereby shall have been assumed by such Person or is nonrecourse to the credit of such Person. Obligations under interest rate agreements constitute Contingent Obligations and not Indebtedness.

          "Idaho Power" means Idaho Power Company, a Maine corporation.

          "Independent Engineer" means Acres International or such other qualified and experienced engineer and/or any replacement or successor engineer as reasonably selected by Lender.

          "Initial Disbursement" means an amount equal to or greater than the sum of the following amounts (all as detailed more fully in Schedule III): (a) the amount required to purchase the Fuji Note from Fuji Bank; (b) the aggregate amount of all Closing Costs; (c) the amount required to fund the Debt Service Reserve Account to the level required by the Security Agreement and (d) the amount necessary to secure fully the payment of any Letter of Credit then outstanding.

          "Initial U.S. Treasury Note Rate" means the yield, as reported in the Wall Street Journal, on the Closing Date for U.S. Treasury Notes maturing as near as possible to the average life of the Senior Loan as determined by the Pro Formas taking into account the scheduled amortization of the Senior Loan and anticipated mandatory prepayments.

          "Insurance Policy" means any policy evidencing insurance coverage required to be maintained pursuant to any Material Agreement.

          "Insurance Proceeds" means, collectively, proceeds or payments paid or payable by or through the issuer of any Insurance Policy as a result of the occurrence of any event covered under such Insurance Policy. Insurance Proceeds shall not include (a) any payment made by the insured as a result of the occurrence of such an event, whether such payment is as a deductible, co-payment or otherwise, or (b) any refund of any premium.

          "Intercreditor Agreement" means the Intercreditor and Collateral Sharing Agreement, dated as of the date hereof, between Lender and CHI Finance.

          "Intercompany Notes" means, collectively, the BP Hydro Note (as defined in the Security Agreement) and the Fulcrum Note (as defined in the Security Agreement).

          "Interest Rate" means (i) with respect to the Senior Loan (a) from the Closing Date through the day before the seventh (7th) anniversary of the Closing Date, the Initial U.S. Treasury Note Rate plus three hundred ninety (390) basis points per annum and (b) from the seventh (7th) anniversary of the Closing Date through the Final Maturity Date, the Floating U.S. Treasury Note Rate plus three hundred ninety (390) basis points per annum, as recalculated on the date that is ten (10) days prior to the date of each Scheduled Installment, and (ii) with respect to each Advance under the Additional Credit Facility, (a) from the Borrowing Date for such Advance through the day before the seventh (7th) anniversary of such Borrowing Date, the U.S. Treasury Note Rate for the Additional Credit Facility plus three hundred ninety (390) basis points per annum, and (b) from the seventh (7th) anniversary of such Borrowing Date through the Final Maturity Date, the Floating U.S. Treasury Note Rate plus three hundred ninety (390) basis points per annum, as recalculated on the date that is ten
(10) days prior to the date of each Scheduled Installment.

          "IRC" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder.

          "Letter of Credit" means any letter of credit issued by Lender or its designee for the benefit of Borrower or an Affiliate.

          "Letter of Credit Fee" means a fee on the aggregate amount of Senior Loan funds utilized as contingent collateral for a Letter of Credit pursuant to
Section 2.2(c)(Y), which fee shall equal two percent (2%) of the amount of such undrawn funds and shall be payable on the date of issuance of such Letter of Credit and on each anniversary thereof on which such Letter of Credit is outstanding.

          "Lien" means any mortgage, deed of trust, pledge, lien (statutory or other), charge, encumbrance, hypothecation, assignment, preference, priority, levy, assessment, judgment, lease, easement, security interest or claim of whatever nature or description (including any agreement to give any of the foregoing), including any security interest arising under conditional sale or other title retention agreements, or any other defect, irregularity, interest in property or cloud on title.

          "Loan" or "Loans" means any loan to Borrower by Lender evidenced by a Note.

          "Loan Account" has the meaning ascribed thereto in Section 2.8(a).

          "Loan Documents" means this Agreement, the Security Documents, the Intercreditor Agreement, any Note and such other agreements, instruments and documents (and all annexes, schedules and exhibits thereto) evidencing, securing, pertaining to or executed in connection with any Loan as shall, from time to time, be executed and delivered by Borrower or any other Person to Lender pursuant to this Agreement or any other Loan Document.

          "Lowline Rapids Project" means the approximately 2.8 megawatt hydroelectric facility located in Kimberly, Idaho, of BP Hydro Associates, an Idaho general partnership, as more particularly described in Exhibit 1.1.

          "Material Adverse Effect" means (a) with respect to Borrower or any Affiliate, the occurrence of any event or condition that individually or in the aggregate with any other event or condition is materially adverse to Borrower's or such Affiliate's ability to perform its obligations under any Loan Document to which it is a party or (b) the occurrence of any event or condition that impairs in any material respect Lender's right or ability to enforce or collect the Obligations or any other obligation owing to Lender pursuant to any Loan Document. Lender may find a Material Adverse Effect only after (a) full consideration of any reasonably anticipated insurance or other proceeds and the application thereof in accordance with the requirements of this Agreement, (b) notice to Borrower of such finding, and (c) if such Material Adverse Effect is one that is reasonably susceptible to remedy, it is not remedied within thirty
(30) days of receipt of such notice; provided, that if cure in all respects is reasonably possible and Borrower or such Affiliate is diligently attempting to cure such event or condition, then Borrower or such Affiliate shall have an additional thirty (30) days to effect such cure.

          "Material Agreements" means, individually or collectively, the Partnership Agreements, the Articles of Incorporation and the Project Documents.

          "Maximum Rate" has the meaning ascribed thereto in Section 2.4(c).

          "Minimum Coverage Ratio" means 1.15 to 1 for the preceding twenty-four
(24) month period ending on the last day of the calendar month preceding the date of determination and for the projected subsequent two (2) twelve (12) month periods as forecasted in the budget submitted by Borrower and approved by Lender, calculated by dividing (x) the preceding twenty-four (24) months' Net Operating Cash from all Projects (assuming each of such Projects has been a Project for at least twenty-four (24) months) by (y) debt service on the Senior Loan for the same twenty-four (24) month period.

          "Multiemployer Plan" means a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA to which Borrower or any ERISA Affiliate is making, or is accruing an obligation to make, contributions or has made, or been obligated to make, contributions within the preceding six (6) years.

          "Net Operating Cash" means, with respect to any Project, the Borrower Revenues earned by such Project less the aggregate amount of all sums other than Variable Fees (as defined in each of the O&M Agreements) and the O&M Incentive Fee then due and owing by the Project Owners less Qualified Project Expenses (as defined in and permitted by the Security Agreement).

          "Note" means the Senior Loan Note or any Additional Credit Facility Note, substantially in the form of Exhibit 1.6, or, upon the occurrence of the event specified in Section 2.2(c)(Y)(B), a Letter of Credit, and "Notes" means all such Notes.

          "O&M Agreements" shall have the meaning ascribed thereto in the Security Agreement.

          "O&M Incentive Fee" means a fee payable to the O&M Operator by the Projects equal to an aggregate amount of one hundred thousand Dollars ($100,000), as adjusted annually at the end of each Fiscal Year by the Consumer Price Index, less the aggregate of the Variable Fees (as defined in the O&M Agreements).

          "O&M Operator" means CHI Mountain States Operations, Inc., a Delaware corporation.

          "Obligations" means all of Borrower's and the Affiliates' Indebtedness, liabilities and other obligations of any and every kind and nature (including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest, charges, expenses, fees, costs, attorneys' fees and other sums chargeable to Borrower or any Affiliate by Lender and future advances made to or for the benefit of Borrower) arising under this Agreement and the other Loan Documents.

          "Partnership Agreements" means the agreements relating to Borrower and certain of the Affiliates listed on Schedule II.

          "PBGC" means the Pension Benefit Guarantee Corporation established pursuant to Subtitle A of Title IV of ERISA or any entity succeeding to all or part of its functions under ERISA.

          "Permit" means any action, approval, consent, waiver, exemption, variance, franchise, order, permit, authorization, right or license of or from a Governmental Authority, including any modification or renewal of the foregoing.

          "Permitted Liens" means, with respect to Borrower, any Affiliate or any Borrower Collateral, (i) Liens for taxes not yet subject to penalties for non-payment and Liens for taxes the payment of which is being contested as permitted by Section 5.6; (ii) Liens resulting from any money judgment, writ or warrant of attachment in an amount less than fifty thousand Dollars ($50,000) in the aggregate; (iii) Lender's and Disbursement Agent's Liens; (iv) pledges or deposits by Borrower or such Affiliate under workers' compensation laws, unemployment insurance laws, social security laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness), or leases or deposits to secure public or statutory obligations of such Person or deposits of cash to secure surety, appeal, performance or other similar bonds, or deposits as security for contested taxes or import duties or for the payment of rent; (v) Liens imposed by law, such as carriers', warehousemen's, materialmen's and mechanics' Liens which are incurred in the ordinary course of business for sums not more than thirty (30) days delinquent or which are being contested in good faith (provided, that a reserve or other appropriate provision shall have been made therefor); (vi) purchase money Liens of a vendor of equipment whether or not to be included in any Project (which Liens will be extinguished upon payment in full in accordance with the delivery terms of such equipment) and Liens arising from capital leases of vehicles and office and testing equipment existing on the Closing Date as set forth on Schedule VI and with respect to any of such items which are newly acquired, which Liens shall not exceed twenty-five thousand Dollars ($25,000) individually and two hundred fifty thousand Dollars ($250,000) in the aggregate; and (vii) all exceptions and encroachments set forth in any policy of title insurance with respect to any Project delivered to Lender.

          "Person" means and includes an individual, a partnership, a joint stock company, an association, a bank, a trust company, a land trust, a business trust, a joint venture, a corporation, a trust, an unincorporated organization, a Governmental Authority and any other entity whether or not such entity is a legal entity.

          "Pledge Agreements" means collectively each of the First Amended and Restated Stock Pledge Agreements, the General Partner Pledge Agreements, the Security Agreement and the First Amended and Restated General Partner Pledge Agreements, each dated of even date herewith, between certain Affiliates, as pledgor, and Lender, as pledgee.

          "Pledged Interests" means the Intercompany Notes and the shares of corporate stock of and partnership interests in Borrower and certain Affiliates pledged pursuant to the Pledge Agreements and in which Lender has a security interest pursuant to the Security Documents.

          "Prior Liens" means the Liens of all lenders other than Lender to the Projects, Borrower and any Affiliate.

          "Pro Forma" means the pro forma cash flow projections set forth in
Exhibit 1.3.

          "Prohibited Transaction" means any transaction described in Section 406 of ERISA which is not exempt by reason of Section 408 of ERISA and any transaction described in Section 4975(c) of the IRC that is not exempt by reason of Section 4975(c)(2) or Section 4975(d) of the IRC.

          "Project" means each of the Barber Dam Project, the Dietrich Drop Project, the Lowline Rapids Project and the Rock Creek Project and "Projects" means all such Projects.

          "Project Documents" means the agreements, documents and instruments listed in Schedule IV.

          "Project Owner" means each of BP Hydro Associates, an Idaho general partnership, and Fulcrum, Inc., an Idaho corporation.

          "Project Revenues Account" has the meaning ascribed to it in the Security Agreement.

          "PUHCA" means the Public Utility Holding Company Act of 1935, as amended, and all rules and regulations promulgated thereunder.

          "PURPA" means the Public Utility Regulatory Policies Act of 1978, as amended, and all rules and regulations promulgated thereunder.

          "Qualifying Facility" shall have the same meaning as the term "qualifying facility" in Part 292 of FERC's regulations under PURPA.

          "Reinvestment Loss Amount" means the difference between (i) the interest which Lender would have earned on the principal amount of a prepaid Note from the date of Borrower's prepayment of such Note through the seventh
(7th) anniversary of the Closing Date and (ii) the interest which Lender would have earned on the principal amount of a prepaid Note from the date of Borrower's prepayment of such Note through the seventh (7th) anniversary of the Closing Date if the interest rate on such prepaid Note had been the Interest Rate as recalculated on the date of prepayment.

          "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA or the regulations thereunder, a withdrawal from an Employee Benefit Plan described in Section 4063 of ERISA, or a cessation of operations described in Section 4062(e) of ERISA.

          "Rock Creek Project" means the approximately 1.9 megawatt hydroelectric facility located in Twin Falls, Idaho, of BP Hydro Associates, an Idaho general partnership, as more particularly described in Exhibit 1.1.

          "Scheduled Installment" has the meaning attributed thereto in Sections 2.2(d) and 2.3(d).

          "Security Agreement" means that certain First Amended and Restated Disbursement and Pledge Agreement, dated the date hereof, among

Lender, Borrower and Disbursement Agent, securing the payment and performance of the Obligations and evidencing a valid and enforceable security interest in and to the collateral described therein, substantially in the form of Exhibit 1.5.

          "Security Assignment Documents" means (i) the Assignment, Assumption and Note Purchase Agreement, dated the Closing Date, between Fuji Bank and Lender, (ii) the Assignment and Assumption Agreement, dated the Closing Date, among Fuji Bank, Lender and Borrower and (iii) the Assignments of Deeds of Trust, dated the Closing Date, between Fuji Bank and Lender.

          "Security Documents" means, individually and collectively, any instrument, document or agreement executed by or on behalf of Borrower or any Affiliate to guarantee or provide collateral with respect to the Obligations and the other transactions contemplated by the Loan Documents, including, without limitation, the Security Assignment Documents, the Security Agreement, the Disbursement Instructions, the Pledge Agreements, the Financing Statements and each instrument, document and agreement executed pursuant to any Security Document.

          "Security Interest" has the meaning ascribed thereto in the Security Agreement.

          "Senior Loan" means the loan made on the Closing Date by Lender to Borrower in the initial principal amount of the Initial Disbursement, as such principal amount may be increased in connection with the collateralization of any Letter of Credit.

          "Senior Loan Commitment" means five million two hundred thousand Dollars ($5,200,000).

          "Senior Loan Note" means the Note of Borrower relating to the Senior Loan issued pursuant to Section 2.2(a) and each other promissory note of Borrower issued in substitution or exchange for the Senior Loan Note. The Senior Loan Note shall be payable to the order of Lender, shall be in the amount of the Senior Loan Commitment and shall provide for the repayment of principal and the payment of interest as provided therein and herein and shall be secured by the Borrower Collateral.

          "Success Fee" means the fee payable by Borrower to Lender on the Closing Date, which fee shall be in the amount of fifty percent (50%) of the difference between one hundred twenty thousand Dollars ($120,000) and the closing fee payable to Fuji Bank in respect of the acquisition of the Fuji Note.

          "Tax Liabilities" has the meaning ascribed thereto in Section 2.9(a).

          "Termination Date" has the meaning ascribed thereto in Section 2.7.

          "UCC" means the Uniform Commercial Code (or any successor statute) as in force in New York, as it may be amended from time to time, or, pursuant to the provisions of Section 9.103 of the Uniform Commercial Code, the laws of a different jurisdiction that govern perfection and the effect of perfection or non-perfection of Liens in certain Borrower Collateral.

          "U.S. Treasury Note Rate for the Additional Credit Facility" means the yield, as reported in the Wall Street Journal, on the date of determination for U.S. Treasury Notes maturing as near as possible to the average life of the Additional Credit Facility as determined by the Pro Formas, taking into account the scheduled amortization of the Additional Credit Facility.

          "Work Fee" means the fee payable by Borrower to Lender on the date of each Advance, which fee shall be in the amount of five thousand Dollars ($5,000). Work Fees shall compensate Lender for its internal costs incurred in connection with the making of each such Advance. Lender's internal costs shall include, without limitation: internal costs to undertake the credit analysis and due diligence for each Project submitted for inclusion in the Borrower Collateral, the cost of providing temporary paralegal and secretarial services to support any closing, the use of Lender's facilities to conduct any closing, wire transfer fees, duplicating costs, telephone costs, direct costs associated with the use of Lender's personnel to review, document and close any Loan, and any other direct or indirect cost which may be incurred by Lender which is not payable by Borrower pursuant to Section 8.1.

          1.2 Accounting Terms; Utilization of GAAP for Purposes of Calculations under Agreement. For purposes of this Agreement, all accounting terms not otherwise defined herein have the meanings assigned to such terms in conformity with GAAP. All financial statements and other information furnished to Lender pursuant to Section 5.7 shall be prepared in accordance with GAAP as in effect at the time of such preparation.

          1.3 Other Definitional Provisions. References to "Sections", "Exhibits" and "Schedules" are to Sections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. Any term defined herein may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. In this Agreement, "hereof," "herein," "hereto," "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific section, paragraph or clause in which the respective word appears; words importing any gender include the other gender; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including," "includes", and "include" shall be deemed to be followed by the words "without limitation"; references to agreements and other contractual instruments shall be deemed to include subsequent amendments, assignments, and other modifications thereto, but only to the extent such amendments, assignments and other modifications are not prohibited by the terms of this Agreement or any other Loan Document; references to Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.


                                    SECTION 2
                         AMOUNTS AND TERMS OF THE LOANS

          2.1 The Loans. Subject to and upon the terms and conditions herein set forth, Lender agrees to make the Senior Loan to Borrower in an aggregate principal amount not to exceed the Senior Loan Commitment and to make available to Borrower the Additional Credit Facility. Each Loan shall mature and be due and payable on the Final Maturity Date without further action on the part of Lender. Once repaid, a Loan may not be reborrowed.

          2.2 Conditions and Terms Specific to the Senior Loan.

          (a) The Senior Loan Note. On the Closing Date, Borrower shall execute and deliver to Lender the Senior Loan Note, which shall evidence

Borrower's obligation to pay the principal and interest noted therein.
Borrower authorizes Lender to record on Schedule II of the Senior Loan Note the payments made on the Senior Loan. Such notations shall be prima facie evidence of the information set forth therein; provided, that the failure by Lender to make any such notation or an error in making any such notation shall not affect the obligations of Borrower hereunder or under any other Loan Document. In the event of an assignment by Lender pursuant to Section 8.19, Borrower shall, upon surrender of the Senior Loan Note, issue a new Senior Loan Note to reflect such assignment.

          (b) Disbursements. Subject to the satisfaction of the terms and conditions set forth herein, on the Closing Date, Lender shall make available to Borrower, and Borrower shall borrow, the Initial Disbursement and Borrower shall deliver to Lender a receipt substantially in the form of Exhibit 2.1(b). In addition, Lender shall make available to Borrower during the Availability Period the amount, if any, remaining under the Senior Loan Commitment to be used as contingent collateral for a Letter of Credit in accordance with Section 2.2(c)(Y).

          (c) Permitted Use of Senior Loan.

               (X) Note Funds. Except as provided in Section 2.02(c)(Y), funds from the Senior Loan may be used only (i) to purchase the Fuji Note from Fuji Bank, (ii) to pay Closing Costs, (iii) to fund the Debt Service Reserve Account and (iv) to provide working capital to the Projects. Borrower shall not use any portion of the Senior Loan for providing working capital to Borrower or any Affiliate or for distributions to the officers or shareholders of Borrower or any other Person.

               (Y) Letter of Credit.

                   (A) In addition to the purposes listed in Section
2.02(c)(X), during the Availability Period, Borrower may use up to three hundred thousand Dollars ($300,000) of the Senior Loan Commitment to provide contingent collateral for any Letter of Credit issued to secure obligations of Borrower incurred in the normal course of business. Borrower will not be required to draw on such contingent collateral until the earliest of any of the following to occur during the Availability Period: (1) any Letter of Credit is drawn upon, (2) the occurrence of any Event of Default and (3) the point in time when Borrower has elected to prepay, mandatory or otherwise, the then-outstanding principal balance of the Senior Loan.

               (B) In the event a Letter of Credit is drawn upon after the expiration of the Availability Period or without a portion of the Senior Loan having been utilized as contingent collateral for such Letter of Credit pursuant to Section 2.2 (c)(Y)(A), the Letter of Credit shall become a demand note to be paid prior to any distribution to Borrower or any Affiliate from Borrower Revenues. The demand note will carry interest at the Interest Rate as in effect for the Senior Loan; provided, that the disbursed amount of the Senior Loan and the amount of the demand note total an amount which is less than the Senior Loan Commitment. To the extent such sum exceeds the Senior Loan Commitment, such excess portion of the demand note shall earn interest at the Interest Rate then-applicable to the Senior Loan plus two percent (2%) per annum.

          (d) Repayment. Borrower shall make principal payments (each, a "Scheduled Installment") on the dates listed in Schedule I attached to the Senior Loan Note and in the amounts determined by multiplying the principal amount of the Senior Loan Note by the percentage opposite such date. Borrower hereby agrees that Schedule I to the Senior Loan Note may, at Lender's sole option, be revised at the time any contingent collateral provided for any Letter of Credit in accordance with Section 2.2(c)(Y)(A) is drawn (but only if Lender has opted not to demand payment in full of such draw), analyzed using the methodology employed in connection with the creation of the original amortization schedule for the Senior Loan Note and taking into account anticipated mandatory prepayments of the Senior Loan, the original debt service coverage ratios and projected Borrower Revenues contained in the Pro Formas.

          2.3 Conditions and Terms Specific to the Additional Credit Facility.

          (a) The Additional Credit Facility Note. On the Closing Date, Borrower shall execute and deliver to Lender the Additional Credit Facility Note, which shall evidence Borrower's obligation to pay the principal and interest noted therein. Borrower authorizes Lender to record on Schedule II attached to the Additional Credit Facility Note each Advance, the date thereof and the repayments thereof. Such notations shall be prima facie evidence of the information set forth therein; provided, that the failure by Lender to make any such notation or an error in making any such notation shall not affect the obligations of Borrower hereunder or under any other Loan Document. In the event of an assignment pursuant to Section 8.19, Borrower shall, upon surrender of the Additional Credit Facility Note, issue a new Additional Credit Facility Note to reflect such assignment.

          (b) Disbursements. Subject to the satisfaction of the terms and conditions set forth herein, on the Closing Date or on any Borrowing Date after the Closing Date, Lender shall make available to Borrower the amount, if any, remaining under the Additional Credit Facility. Each Advance shall be in an amount not less than five hundred thousand Dollars ($500,000) and shall be for credit to the account of Borrower at such bank in such place as Lender and Borrower shall agree in immediately available funds. Advances shall be made upon Borrower's request in writing, substantially in the form of Exhibit 2.1(a), delivered to Lender at least ten (10) Business Days prior to the proposed date of disbursement, and against each Advance Borrower shall deliver to Lender a receipt substantially in the form of Exhibit 2.1(b).

          (c) Permitted Use of Additional Credit Facility. Borrower may use the funds available through the Additional Credit Facility for any purpose. Borrower may apply to Lender for an Advance after Borrower or any Affiliate has taken any action which increases the operating cash available to Borrower over and above the levels projected in the Pro Forma. Such actions include renegotiating any contract or agreement in a manner which increases revenue or reduces Project operating expenses or negotiating any contract or agreement in a manner which increases the operating cash available to Borrower. Lender shall have the right, in its sole discretion, to approve or reject any request for an Advance. If approved, Lender will calculate the amount of the Advance using the same credit criteria, pricing spreads, terms and conditions as were used in connection with the making of the Senior Loan. Borrower may borrow up to seventy-one and forty-three one-hundredths percent (71.43%) of the discounted additional operating cash flow (discounted at the then-applicable Interest Rate for the Senior Loan); provided, that such cash flow, for purposes of this Section 2.3(c), shall be calculated for the shorter of the period remaining until (i) the Final Maturity Date or (ii) the expiration of the contract negotiated or re-negotiated in connection with such Advance; and provided, further, that such borrowing may not exceed the maximum amount of the Additional Credit Facility.

          (d) Repayment. Borrower shall make principal payments (each, a "Scheduled Installment") on the dates listed in Schedule I attached to the Additional Credit Facility Note and in the amounts determined by multiplying the sum of all Advances on the Additional Credit Facility Note by the percentage opposite such date. Borrower hereby agrees that Schedule I to the Additional Credit Facility Note may, at Lender's sole option, be revised at the time of each Advance and at the expiration of the Availability Period, using the methodology employed in connection with the creation of the original amortization schedule for the Additional Credit Facility Note, taking into account anticipated mandatory prepayments of the Additional Credit Facility, the original debt coverage ratios and projected Borrower Revenues contained in the Pro Formas.

          2.4 Interest.

          (a) Rate of Interest. So long as no Event of Default has occurred and is continuing, the Loans and all other Obligations shall bear interest from the date any such Loan was made or such other Obligation becomes due to the date paid at a rate per annum equal to the Interest Rate applicable to such Loan or, in the case of an Obligation for which the Interest Rate is not otherwise specified, to the Interest Rate then-applicable to the Senior Loan. Upon the occurrence of an Event of Default and for so long as such Event of Default continues, the Loans and all other Obligations shall bear interest at their respective Default Rate.

          (b) Computation and Payment of Interest. Interest on the Loans shall be computed on the daily principal balance outstanding on the basis of a three hundred sixty (360) day year for the actual number of days elapsed in the period during which it accrues. In computing interest on the Loans, the date on which the Initial Disbursement, any draw on contingent collateral for a Letter of Credit or any Advance is made shall be included and the date of payment shall be excluded. Interest shall be payable quarterly in arrears on each March 31, June 30, September 30 and December 31, commencing December 31, 1996.

          (c) Interest Laws. Notwithstanding any provision to the contrary contained in this Agreement or the other Loan Documents, Borrower shall not be required to pay, and Lender shall not be permitted to collect, any amount in excess of the maximum amount of interest permitted by law ("Excess Interest"). In determining whether or not the interest paid or payable with respect to any Obligation of Borrower to Lender, under any specific contingency, exceeds the highest lawful rate allowed from time under applicable law (the "Maximum Rate"), Borrower and Lender shall, to the maximum extent permitted by applicable law, (i) characterize any non- principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, (iii) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such Obligation so that the actual rate of interest on account of such Obligation does not exceed the Maximum Rate, and/or (iv) allocate interest between portions of such Obligation such that no such portion shall bear interest at a rate greater than the Maximum Rate. Notwithstanding the foregoing, if any Excess Interest is provided for or determined by a court of competent jurisdiction to have been provided for in this Agreement or in any other Loan Document, then in such event
(1) the provisions of this Section 2.4(c) shall govern and control; (2) Borrower shall not be obligated to pay any Excess Interest; (3) any Excess Interest that Lender may have received hereunder shall be, at Lender's option, (A) applied as a credit against the outstanding principal balance of the Obligations or accrued and unpaid interest (not to exceed the Maximum Rate), (B) refunded to the payer thereof or (C) any combination of the foregoing; (4) the Interest Rate provided for herein shall be automatically reduced to the Maximum Rate, and this Agreement and the other Loan Documents shall be deemed to have been and shall be reformed and modified to reflect such reduction; and (5) when Lender shall have complied with clauses (1) through (4) above, Borrower shall not have any action against Lender for any damages arising out of the payment or collection of any Excess Interest. Notwithstanding the foregoing, if for any period of time interest on any Loan is calculated at the Maximum Rate rather than the applicable rate under this Agreement, and thereafter such applicable rate becomes less than the Maximum Rate, the rate of interest payable on such Loan shall remain at the Maximum Rate until Lender shall have received the amount of interest which Lender would have received during such period on such Loan had the rate of interest not been limited to the Maximum Rate during such period.

          (d) Waiver. Interest shall be due and payable to Lender at the Interest Rate or the Default Rate (as the case may be) as provided herein, after as well as before demand, default and judgment, notwithstanding any judgment rate of interest provided for in any statute and, to the extent permitted by law, Borrower expressly waives the applicability of any such statutory interest rate.

          2.5 Fees.

          (a) Agency Fee. Borrower shall pay to Lender the Agency Fee on or before each date on which such fee is due.

          (b) Success Fee. Borrower shall pay to Lender the Success Fee, if any, on the Closing Date.

          (c) Work Fee. Borrower shall pay to Lender the Work Fee on the date of each Advance. Borrower agrees that Lender shall have earned the Work Fee with respect to any Advance upon the issuance by Lender of its approval for such Advance and that such Work Fee shall be payable regardless of whether such Advance is disbursed by Lender; provided, that such Work Fee shall not be payable if Lender shall have breached its obligation to disburse an Advance following the satisfaction of all conditions precedent to the disbursement of such Advance.

          (d) Letter of Credit Fee. Borrower shall pay to Lender the Letter of Credit Fee on or before each date on which such fee is due.

          (e) Assignment Fee. CHI Finance shall pay to Lender the Assignment Fee on the Closing Date.

          2.6 Payments and Prepayments.

          (a) Manner and Time of Payment.

               (i) All payments by Borrower of the Obligations shall be made without defense, setoff or counterclaim and in immediately available funds and delivered to Lender by wire transfer to Lender's account, ABA No. 011900571, Account No. 7030-0226 at Fleet National Bank, Hartford, Connecticut, for the benefit of Borrower, or at such other place as Lender may direct from time to time by notice to Borrower. Borrower shall receive credit for payments on the date received by Lender if Borrower has given Lender telephonic notice by 12:00 noon (New York, New York time) of the transfer of such funds and such funds are received by Lender by 2:00 p.m. (New York, New York time) on such day. In the absence of timely notice and receipt, such payments shall be deemed to have been made by Borrower on the next succeeding Business Day.

               (ii) Notwithstanding the provisions of Section 2.6(a)(i) above to the contrary, so long as the Security Agreement remains in full force and effect and provided sufficient funds are available for application in accordance with the terms and conditions hereof and thereof, Borrower authorizes and consents to make, and Lender agrees automatically to receive, any and all payments required to be made hereunder through operation of the relevant provisions of the Security Agreement.

               (iii) All payments made by Borrower hereunder shall be applied in the following order of priority: (1) payment of all current fees due to Lender,
(2) payment of all current interest due to Lender, (3) payment of all principal of the Senior Loan then due to Lender (including any mandatory prepayment thereof), (4) payment of all principal of the Additional Credit Facility then due to Lender (including any mandatory prepayment thereof), and (5) payment of any amount drawn under any Letter of Credit.

          (b) Payments on Business Days. Except with respect to payments made through operation of the relevant provisions of the Security Agreement, whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder.

          (c) Mandatory Prepayments.

               (X) Immediately upon receipt by Borrower or any Affiliate of any distribution of Condemnation Proceeds (with respect to all or substantially all assets of a Project) or Insurance Proceeds with respect to any Project or, subject to Section 6.2, the proceeds of any sale, transfer or disposition of any Project or any Project asset for which the greater of the net proceeds of the sale of the asset or the present market value of the asset is at least twenty-five thousand Dollars ($25,000), Borrower shall prepay the Loans in an amount equal to the greater of (i) one hundred percent (100%) of such proceeds and (ii) the percentage of the outstanding principal amounts of the Loans attributable to such Project as indicated on
     Schedule III to each Note (which Schedule III Borrower agrees may, at Lender's sole option, be revised at the time of the issuance of each Letter of Credit and the making of each Advance); provided, that Borrower shall not be required to prepay the Loans in the event such Insurance Proceeds with respect to any event (which event, for purposes of this Agreement, shall include any series of events arising from a related causal factor or occurring within a period of five (5) Business Days) do not in the aggregate exceed two hundred thousand Dollars ($200,000) and Borrower or such Affiliate is utilizing such Insurance Proceeds to repair the damage caused to such Project by such event; provided, further, that Borrower shall be required to prepay the Loans only in an amount equal to one hundred percent (100%) of such Insurance Proceeds if (i) the first proviso of this sentence shall not be true and (ii) there has not been a total loss or constructive total loss of such Project and such Project can be returned to production of revenue within a reasonable period of time thereafter. All prepayments in excess of the amounts payable pursuant to clause (ii) of the first sentence of this Section 2.6(c) shall be applied in the manner provided in Section 2.6(a)(iii). In the case of Condemnation Proceeds from less than substantially all of the assets of a Project, so long as such Project continues to produce revenue without material impairment (or can be returned to production of revenue without material impairment within a reasonable period thereafter), the Project Owner may use such proceeds to purchase assets of substantially the same or greater utility.

               (Y) In addition, if any Project Document is amended or terminated in such a manner that such amendment or termination results in a cash payment to Borrower or any Affiliate, or if any material Project asset is sold without replacement within a reasonable period of time by property of substantially the same or greater utility and equal or greater value, in either case resulting in a cash payment to Borrower or any Affiliate, then Borrower shall prepay the Loans in the amount of such proceeds and such prepayment shall be applied in the manner provided in Section 2.6(a)(iii).

               (Z) In addition, if the Net Operating Cash available to Borrower exceeds one hundred twenty percent (120%) of the annual debt service on the Senior Loan and if the Debt Service Reserve Account is funded at the level required by the Security Agreement, then Borrower shall prepay the Senior Loan in the reverse order of maturities in an amount equal to eighty percent (80%) of such excess amount.

          (d) Voluntary Prepayments. Borrower may, at any time, upon at least thirty (30) days' written notice to Lender, prepay to Lender (in the manner provided in Section 2.6(a)(iii)) all or any portion of any outstanding Loan. Any such prepayment shall cause Borrower to owe Lender the prepayment fee described in Section 2.6(e).

          (e) Prepayment Fee. In connection with (1) any voluntary prepayment,
(2) any mandatory prepayment in connection with the sale, transfer or disposition of any Project or any Project asset, (3) any mandatory prepayment resulting from any casualty to any Project which has not caused the total loss or constructive total loss of the Project or (4) any mandatory prepayment resulting from the amendment or termination of any Project Document, Borrower shall pay to Lender a prepayment fee equal to the greater of the Reinvestment Loss Amount and the amount determined pursuant to the following table as liquidated damages and compensation for the costs of Lender:

                                                        Penalty as a % of Loan
                       Date of Prepayment                          Balance

                  From the Closing Date until the first               6%
                  anniversary thereof

                  From the first to the second                        5%
                  anniversary of the Closing Date

                  From the second to the third                        4%
                  anniversary of the Closing Date

                  From the third to the fourth                        3%
                  anniversary of the Closing Date

                  From the fourth to the fifth                        2%
                  anniversary of the Closing Date

                  From the fifth to the sixth                         1%
                  anniversary of the Closing Date

                  After the sixth anniversary of the              No penalty
                  Closing Date

Notwithstanding the foregoing, in the event the Reinvestment Loss Amount is negative, then such negative amount shall be subtracted from the amount calculated pursuant to the above table.

          2.7 Term of this Agreement. Unless Lender agrees to extend the term of this Agreement, the "Termination Date" hereunder shall be the earlier of the Final Maturity Date or the date upon which all of the Obligations (other than Contingent Obligations which by their terms survive the termination of the Loan Documents) shall have been indefeasibly paid in full. However, this Agreement may be terminated prior to the Termination Date as set forth in Section 7. Upon termination in accordance with Section 7 or on the Termination Date, all Obligations (other than Contingent Obligations which by their terms survive the termination of the Loan Documents) shall become immediately due and payable without notice or demand. Notwithstanding any termination of this Agreement, until all Obligations (other than Contingent Obligations which by their terms survive the termination of the Loan Documents) have been indefeasibly paid in full and satisfied, Lender shall be entitled to retain its Liens upon all of the Borrower Collateral and shall retain all of its rights and remedies hereunder and in the other Loan Documents, and even after payment of all Obligations Borrower's duty to indemnify Lender in accordance with the terms hereof shall continue.

          2.8 Borrower's Loan Account and Statements.

          (a) Lender shall maintain a loan account (the "Loan Account") for Borrower on its books to record (i) all Loans to Borrower hereunder; (ii) all payments made by Borrower; and (iii) all other appropriate debits and credits as provided in this Agreement with respect to the Obligations. All entries in the Loan Account shall be made in accordance with Lender's customary accounting practices as in effect from time to time. Borrower shall pay the amount reflected as owing by it in the Loan Account and all other Obligations as such amounts become due or are declared due pursuant to the terms of this Agreement.

          (b) The balance in the Loan Account, as set forth on Lender's most recent printout or other written statement, shall be presumptive evidence of the amounts due and owing to Lender by Borrower. Not more than ten (10) days after the last day of each Fiscal Quarter, Lender shall render to Borrower a statement setting forth the principal balance of the Loan Account and the calculation of interest due thereon. Each statement shall be subject to subsequent adjustment by Lender but shall, absent manifest errors or omissions, be presumed correct and binding upon Borrower with respect to the amount of the Obligations, and shall constitute an account stated unless, within twenty (20) Business Days after receipt of such statement, Borrower shall deliver to Lender Borrower's written objection thereto specifying any error contained in such statement.

          2.9 Capital Adequacy, Taxes and Other Adjustments.

          (a) If Lender determines that the adoption after the date hereof of any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements, or compliance by Lender with any request or directive regarding capital adequacy, reserve requirements or similar requirements from any central bank or governmental agency or body having jurisdiction does or shall have the effect of increasing the amount of capital, reserves or other funds required to be maintained by Lender and thereby reducing the rate of return on

Lender's capital as a consequence of the Loans hereunder, then Borrower shall from time to time within fifteen (15) days after notice and demand from Lender (together with the certificate referred to in the next sentence) pay to Lender, for the account of Lender, additional amounts sufficient to compensate Lender for such reduction in the rate of return. A certificate as to the amount of such actual cost and showing the basis of the computation of such cost in reasonable detail submitted by Lender to Borrower shall, absent manifest error, be final, conclusive and binding on Borrower. Any and all payments or reimbursements hereunder shall be made free and clear of and without deduction for any and all taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (collectively, "Tax Liabilities"), excluding taxes imposed on the net income of Lender by the jurisdiction under the laws of which Lender is organized or any political subdivision thereof and taxes imposed on its net income by the jurisdiction of Lender's applicable lending office or any political subdivision thereof. If Borrower shall be required by law to deduct any such amount from or in respect of any sum payable hereunder to Lender, then the sum payable hereunder shall be increased as may be necessary so that, after making all required deductions, Lender receives an amount equal to the sum it would have received had no such deductions been made. Borrower hereby indemnifies and agrees to hold Lender harmless from and against all Tax Liabilities.

          (b) Except as otherwise provided in Section 2.9(a) above, in the event that, subsequent to the Closing Date, (i) any change in any existing law, regulation, treaty or directive or in the interpretation or application thereof, or (ii) any new law, regulation, treaty or directive enacted or any interpretation or application thereof, or (iii) compliance by Lender with any request or directive (whether or not having the force of law) from any Governmental Authority:

               (A) does or shall subject Lender to any tax of any kind whatsoever with respect to this Agreement, the other Loan Documents or any Loan made hereunder, or change the basis of taxation of payments to Lender of principal, fees, interest or any other amount payable hereunder (except for taxes which are based upon or measured by Lender's net income or which are expressly in substitution for, or relieve Lender from, any actual taxes based upon or measured by Lender's net income); or

               (B) does or shall impose on Lender any other condition or increased cost (other than those determined in accordance with Section 2.9(a) above) in connection with the transactions contemplated hereby;

and the result of any of the foregoing is to increase the actual cost to Lender of making or continuing any Loan hereunder or to reduce any amount receivable thereunder then, in any such case, to the extent such increased cost is not reflected in the Floating U.S. Treasury Note Rate, Borrower shall promptly pay to Lender, upon its demand, any additional amount necessary to compensate Lender for such additional cost or reduced amount receivable which Lender deems to be material as reasonably determined by Lender with respect to this Agreement, the other Loan Documents or any Loan made hereunder. If Lender becomes entitled to claim any additional amount pursuant to this subsection, it shall promptly notify Borrower of the event by reason of which Lender has become so entitled. A certificate as to any additional amount payable pursuant to the foregoing sentence submitted by Lender to Borrower shall be conclusive in the absence of manifest error. For the avoidance of doubt, Lender confirms that the provisions of this Section 2.9 refer to Lender only and not to any other Person.


                                    SECTION 3
                               CONDITIONS TO LOANS

          3.1 Conditions Precedent.

          (a) Conditions to Closing. No obligation of Lender contained in this Agreement and the other Loan Documents to lend or disburse money or to indemnify Borrower or any other Person or otherwise to take any action or assume any existing obligation of another Person shall be deemed binding on Lender until each of the conditions set forth in this Section 3.1(a) is performed to the satisfaction of Lender and Lender has received the following documents, all in form and substance satisfactory to Lender:

               (i) Lender and its counsel shall have received copies of each Material Agreement (including without limitation the O&M contract between the O&M Operator and each Project Owner), and shall have reviewed and approved (in their sole discretion) the form, terms, conditions, substance and structure thereof;

               (ii) Lender shall have received a review and analysis satisfactory to Lender (in its sole discretion) by the Independent Engineer with respect to relevant technical aspects of the Projects including, without limitation, existing environmental damage and liabilities, if any, operation and maintenance costs, historical and projected availability and useful life of each Project, capabilities of the O&M Operator, Borrower's ability to perform under the Project Documents, projected operation and maintenance costs, maintenance plans and schedules, terms of Project Documents, Permits, net capacity degradation (if any), the Project's ability to comply with Permit conditions and any other technical issues Lender may request;

               (iii) Lender shall have received delivery of reference Pro Formas on each Project and in aggregate for all Projects for a period extending out twenty (20) years from the Closing Date or one hundred thirty-three percent (133%) of the term of the Senior Loan as determined by the Pro Forma, which shall incorporate the results of due diligence and the reports of Lender's counsel and the Independent Engineer and the terms and conditions imposed by the Project Documents, showing annual Net Operating Cash available for debt service sufficient (in Lender's sole discretion) to support the maximum amount of the Senior Loan (assuming a 1.4 to 1 annual loan coverage ratio);

               (iv) Lender and its advisors shall have completed their review of all Permits relating to the Projects, Borrower shall have accomplished all items on the regulatory compliance action plan prepared by the Independent Engineer that were required to have been accomplished on or before the Closing Date, and all such Permits and accomplished items shall be satisfactory to Lender (in its sole discretion) and, where applicable, in full force and effect;

               (v) Lender shall be satisfied in its sole discretion that (A) Borrower's and the Projects' operations comply, in all respects deemed material by Lender, with all applicable Environmental Laws, (B) Borrower's and the Projects' operations are not subject to any federal or state investigation evaluating whether remedial action involving any expenditure deemed material by Lender is needed to respond to any release of any Hazardous Material and (C) none of Borrower or any Project have any contingent liabilities deemed material by Lender in connection with the release of any Hazardous Material. Lender shall be satisfied (in its sole discretion) with the results of the environmental audit of each Project;

               (vi) Lender shall have received evidence satisfactory to Lender, in its sole discretion, that Lender has a valid and perfected first priority Lien in the Borrower Collateral, including, without limitation, Form UCC-3 assignment or termination statements relating to the Prior Liens executed and in due form for filing. Borrower shall have made arrangements satisfactory to Lender that all Prior Liens will be discharged with the proceeds of the Initial Disbursement or assigned to Lender and all notes and letters of credit related thereto will be paid in full and canceled or purchased by Lender. Lender shall have received UCC, federal and state tax lien, judgment lien, bankruptcy, court and title search reports listing all effective financing statements and other documents that name Borrower or the Affiliates as debtors and that are filed in the jurisdictions in which the Borrower Collateral is located, the jurisdictions of incorporation of Borrower and the Affiliates and in each jurisdiction where Borrower or any Affiliate maintains an office;

               (vii) Borrower shall have paid the Closing Costs in immediately available funds;

               (viii) Borrower shall deliver or cause to be delivered to Lender the documents listed below, duly executed (except the Disbursement Instructions), in form and substance satisfactory to Lender and in quantities designated by Lender:

               (A)  This Agreement;

               (B)  The Notes and the Intercreditor Agreement;

               (C) The Security Agreement, the Security Assignment Documents and the other Security Documents not listed below;

               (D) Drafts of the Disbursement Instructions (Borrower having thirty (30) days after the Closing Date to deliver to Lender fully executed originals of the Disbursement Instructions);

               (E) The Pledged Interests, including without limitation stock certificates representing all issued and outstanding shares of capital stock of Fulcrum, Inc., together with undated stock powers relating to such certificates executed in blank;

               (F)  The Pledge Agreements;

               (G)  The Assignments, if any;

               (H) (1) A certificate duly executed as of the Closing Date by an Authorized Officer of Borrower certifying that (x) all representations and warranties made by Borrower under the Loan Documents are true as though made on and as of such date, (y) all conditions to the obligations of Lender to make the Loan pursuant to this Section 3.1(a) have been fully satisfied or expressly waived in writing, and (z) no Default or Event of Default exists or will result from such closing or making of the Loans and (2) certificates duly executed as of the Closing Date by an Authorized Officer of each Affiliate certifying that all representations and warranties made by such Affiliate under the Loan Documents to which it is a party are true as though made on and as of such date;

               (I) Copies of (1) the Partnership Agreement of Borrower, certified as of the Closing Date by the Secretary or other appropriate officer of a general partner of Borrower, (2) resolutions and any other documents evidencing all action taken by each general partner of Borrower to authorize the execution and delivery of this Agreement and each other Loan Document to which Borrower is a party, such documents to be certified as of the Closing Date by the Secretary or other appropriate officer of a general partner of Borrower, and (3) certificates, certified as of the Closing Date by the Secretary or other appropriate officer of a general partner of Borrower, setting forth the name and signature of each Authorized Officer of Borrower (Lender may rely conclusively on such certification until it receives notice in writing to the contrary from the applicable Person);

               (J) Copies of (1) the Certificate or Articles of Incorporation and By-Laws or Partnership Agreement of each Affiliate certified as of the Closing Date by the Secretary or other appropriate officer of such Affiliate, and certificates dated within five (5) days prior to the Closing Date that each corporate Affiliate is validly existing and in good standing on such date, certified by the Secretary of State of the state in which such Affiliate is organized, (2) resolutions and any other documents evidencing all action taken by such Affiliate to authorize the execution and delivery of each Loan Document to which such Affiliate is a party, such documents to be certified as of the Closing Date by the Secretary or other appropriate officer of such Affiliate, and (3) certificates, certified as of the Closing Date by the Secretary or other appropriate officer of such Affiliate setting forth the name and signature of each Authorized Officer of such Affiliate (Lender may rely conclusively on such certification until it receives notice in writing to the contrary from such Affiliate);

               (K) Evidence that Messrs. Cahill, Gordon & Reindel or another Person acceptable to Lender has agreed to serve as the agent of Borrower and each Affiliate for receipt of service of process in the State of New York;

               (L) Copies of all financial statements, tax returns, reports and notices described in Section 5.7 as are then available or which would be required to be provided to Lender as of the Closing Date if the Closing Date had already occurred;

               (M)  Copies of all Applicable Permits;

               (N) Copies of all orders issued as of the Closing Date by FERC certifying the Projects as Qualifying Facilities and copies of all Notices of Self- Certification filed as of the Closing Date with FERC with respect to the Projects;

               (O) Executed originals of one or more written opinions of Curtis Thaxter Stevens Broder & Micoleau LLC and Davis Wright Tremaine LLP, special counsel to Borrower and each Affiliate and of Chadbourne & Parke LLP, special counsel to Lender, each dated the Closing Date and addressed to Lender;

               (P) The executed originals of the consents of Idaho Power substantially in the form set forth in Exhibit 3.2;

               (Q) Evidence satisfactory to Lender that all existing debt of Borrower and each Affiliate to a lender other than Lender (other than the Indebtedness listed in Exhibit 6.6.) will be paid in full with the proceeds of the Initial Disbursement, including without limitation canceled notes relating to any such Indebtedness;

               (R) Copies of letters from the general partner of each of Borrower and BP Hydro Associates to Borrower and BP Hydro Associates instructing each such partnership to record on its records the pledge of the respective Pledged Interests pursuant to the Pledge Agreements; and

               (S) An endorsement from the applicable title company confirming the assignment of the deeds of trust relating to the Projects in favor of Lender and confirming that such deeds of trust remain a valid and subsisting Lien on the Projects described therein subject only to those exceptions set forth in the title policies originally issued in favor of Fuji Bank.

               (ix) The representations and warranties of Borrower and each Affiliate contained herein and in the other Loan Documents shall be true, correct and complete in all material respects on and as of the Closing Date;

               (x) No event shall have occurred and be continuing, or would result from the closing or the making of any Loan, that would constitute a Default or Event of Default;

               (xi) Borrower and each Affiliate shall have performed in all material respects all agreements and satisfied all conditions which any Loan Document provides shall be performed or satisfied by it on or before the Closing Date;

               (xii) No order, judgment or decree of any court or Governmental Authority shall enjoin or restrain Lender from making the Loans;

               (xiii) Except as disclosed in Schedule V, there shall not be pending or, to the knowledge of Borrower or any Affiliate threatened pursuant to written notification, any action, suit, proceeding, governmental investigation or arbitration against or affecting Borrower or any Affiliate, any Project or any of the other Borrower Collateral and there shall have occurred no development in any action, suit, proceeding, governmental investigation or arbitration disclosed to Lender that, in Lender's reasonable determination, is likely to have a Material Adverse Effect. No injunction or other restraining order shall have been issued and no hearing to cause an injunction or other restraining order to be issued shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, this Agreement or the making of the Loans hereunder;

               (xiv) There shall not be any amendment, or any proposed amendment, to permitting, licensing or other regulatory requirements that, in Lender's reasonable determination, is likely to have a Material Adverse Effect;

               (xv) There shall not be any amendment, or any proposed amendment, to any Material Agreement which is likely, in Lender's reasonable determination, to have a Material Adverse Effect, without Lender's prior written consent;

               (xvi) Borrower shall have taken all actions necessary or desirable to implement the transactions contemplated in the Security Documents, including, without limitation, establishing all required Accounts, procuring all third-party consents, agreements and approvals necessary or desirable to fund the Accounts in the manner required by the Security Agreement and the Disbursement Instructions, and all such other actions necessary or desirable to ensure that Borrower and each Affiliate complies with the terms and conditions of the Security Documents;

               (xvii) Lender shall have received binders for or other evidence satisfactory to Lender (including, if requested by Lender, certificates of insurers, independent brokers and Borrower or any Affiliate) indicating (i) that Lender will immediately following the Closing Date be named as loss payee with respect to the property insurance and business interruption insurance policies relating to the Projects and (ii) that Lender will immediately following the Closing Date be named as an additional insured on the general and umbrella liability insurance policies maintained by Borrower and the Affiliates;

               (xviii) Since September 19, 1996, no change shall have occurred in the condition or operation, financial or otherwise, of Borrower, any Affiliate or any Project that, in Lender's sole discretion, is likely to have a Material Adverse Effect;

               (xix) The Closing Date shall occur on or before December 31, 1996; and

               (xx) the Certificates or Articles of Incorporation and By- Laws of CHI-Idaho, Inc., CHI-Magic Valley, Inc. and Fulcrum, Inc. and the Partnership Agreements of BP Hydro Associates and Borrower shall contain bankruptcy-remote provisions satisfactory to Lender.

          (b) Conditions to Advances. Lender shall have no obligation to make any Advance pursuant to this Agreement until each condition set forth in this
Section 3.1(b) is performed or otherwise satisfied to the satisfaction of
Lender:

               (i) Lender shall have issued to Borrower a formal commitment to make the Advance;

               (ii) Since September 19, 1996, no change shall have occurred in the condition or operation, financial or otherwise, of Borrower, any Affiliate or any Project that, in Lender's sole discretion, is likely to have a Material Adverse Effect;

               (iii) Borrower shall deliver to Lender the documents listed below, duly executed, in form and substance satisfactory to Lender:

                    (A) a certificate of an Authorized Officer of Borrower, duly executed as of the date of such Advance, representing and warranting that (1) all representations and warranties made by Borrower and each Affiliate under all Loan Documents are true as though made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, (2) all obligations of Borrower and each Affiliate under the Loan Documents required to be performed on or before such date have been properly performed or expressly waived in writing, and (3) no Default or Event of Default exists or will result from the making of the Advance;

                    (B) the new or renegotiated contract which gives rise to the Advance;

                    (C) a new closing Pro Forma on the operating cash flow of the Projects for a period extending out twenty (20) years from the date of the Advance or one hundred thirty-three percent

          (133%) of the term of such Advance as determined by the new closing Pro Forma (which shall incorporate the results of a report from the Independent Engineer and the terms and conditions imposed by the Project Documents) demonstrating that the annual operating cash flow which is available to service the Loans supports the amount of the Advance such that the ratio of Net Operating Cash to debt service on the Loans is at least 1.4 to 1; and

                    (D) such other assurances, instruments or undertakings as Lender may reasonably request; and

               (iv) Borrower shall pay the Closing Costs (to the extent not previously paid).

          3.2 Conditions Precedent for the Benefit of Lender. All conditions precedent to the obligation of Lender to make any Loan are imposed hereby solely for the benefit of Lender and no other Person may require satisfaction of any such condition precedent or be entitled to assume that Lender will refuse to make the Loan in the absence of strict compliance with such conditions precedent. All requirements of this Agreement may be waived by Lender in whole or in part at any time at Lender's sole option and discretion.

          3.3 Location of Closing. The closing of the loan transaction contemplated hereunder shall take place on the Closing Date at the offices of Lender in Stamford, Connecticut, or the offices of counsel to Lender in New York, New York, at the election of Lender.


                                    SECTION 4
                   REPRESENTATIONS AND WARRANTIES OF BORROWER

          In order to induce Lender to enter into this Agreement and to make the Loans, Borrower (as evidenced by the signature of its Authorized Officer to this Agreement) hereby represents and warrants on the date hereof and on the Closing Date, except with respect to any representation and warranty which specifically states that it is made on only one of such dates

(each of which representations and warranties shall survive the Closing Date and the making of the Loans as provided in Section 8.7) to Lender as follows:

          4.1 Organization, Business and Qualification. Borrower is a duly formed and validly existing general partnership under the laws of the State of Utah and is qualified to do business in each other jurisdiction in which the ownership of its properties or the conduct of its business requires such qualification. Each jurisdiction in which Borrower is required to be qualified and in good standing is set forth in Exhibit 4.1.

          4.2 Power and Authorization.

          (a) Borrower has the power and authority to own its properties and assets and to conduct its business as now conducted and to incur the Indebtedness evidenced by the Notes. The execution, delivery and performance by Borrower of this Agreement and the other Loan Documents to which it is a party
(i) have been duly authorized and constitute valid obligations of Borrower legally binding upon it and enforceable in accordance with their respective terms, except as enforcement may be limited by Debtor Relief Laws or by equitable principles relating to or limiting creditors' rights generally, and
(ii) do not require any approval of Borrower or any Affiliate which has not been obtained or the approval of any trustee or holder of any obligation or Indebtedness of Borrower or any Affiliate and do not, and will not, contravene any Governmental Requirement, Borrower's Partnership Agreement or any partnership document or constitute a default under any indenture or agreement to which Borrower or any Affiliate is a party or by which Borrower or any Affiliate or any of their properties may be bound or affected, or result in the creation of any Lien (other than Permitted Liens) upon any property of Borrower or any Affiliate. Except as contemplated under the Security Documents, no consent of any other Person and no consent, license, approval or authorization of, or registration or declaration with, any Governmental Authority is required in connection with Borrower's execution, delivery or performance of, or the validity or enforceability of, this Agreement or the other Loan Documents to which it is a party except those consents which have been obtained or are not yet required.

          (b) The list of consents and waivers set forth in Exhibit 4.2 is a true, complete and accurate list of all consents and waivers required for the consummation of the transactions contemplated under the Loan Documents (including, without limitation, consents and waivers necessary or desirable in connection with the assignment or grant and perfection of the Security Interests to Lender and Lender's ability to exercise and enforce its rights and remedies under the Loan Documents and waivers of rights of first refusal necessary or desirable in connection with the possible foreclosure on and sale of the Borrower Collateral by Lender), and such list contains no material misstatement or inaccuracy or misleading information and does not omit any information the omission of which would be materially misleading.

          (c) All consents and waivers set forth in Exhibit 4.2 have been obtained as of the Closing Date.

          4.3 Financial Condition. All financial statements, reports, records and other information concerning Borrower or any Affiliate which have been furnished by Borrower to Lender pursuant to this Agreement have been prepared in accordance with GAAP consistently applied throughout the periods involved (except as disclosed therein) and present fairly the financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended.

          4.4 Suits, Actions, Proceedings and Adverse Facts. Except as disclosed in Schedule V, there is no judgment, action, investigation, claim, complaint, notice of violation, injunction, order, decree, directive, suit, arbitration or proceeding pending or threatened pursuant to written notification in any court or before or by any Governmental Authority (a) against or affecting Borrower, any Affiliate or any of the Borrower Collateral involving any claim in any amount or (b) involving the validity, enforceability or priority of any Loan Document at law or in equity.

          4.5 Title to Borrower Collateral; Liens.

          (a) Borrower or an Affiliate is the sole owner of each item of the Borrower Collateral, having good and marketable title thereto free and clear of any and all Liens other than Permitted Liens.

          (b) On the Closing Date, the Security Documents (including the filing of the Financing Statements in the offices and locations listed in Exhibit 4.5 and the taking by Lender of possession of the Borrower Collateral and the filing of Liens on certificates of title and the giving of written notice to Borrower and the Affiliates pursuant to the Security Documents) create or preserve and constitute a valid and continuing perfected and first priority Lien on and first priority security interest in the Borrower Collateral in favor of Lender, prior to all other Liens (other than Permitted Liens) in favor of others and rights of others, and are enforceable (except as enforcement may be limited by Debtor Relief Laws or by equitable principles relating to or limiting creditors' rights generally) as such as against Borrower and the Affiliates and all third parties (except as otherwise provided by statute) and secure the payment of the Obligations. On the Closing Date, all action necessary to protect and perfect such Liens and security interests in each item of the Borrower Collateral has been duly taken. Such Liens and security interests are entitled to all of the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfected security interests. On the Closing Date, no mortgage or financing statement or other instrument or recordation covering all or any part of the Borrower Collateral is on file in any recording office, except such as may have been filed in favor of Lender or with respect to Permitted Liens. No further action will be required to maintain and preserve, or effectively to put other Persons on notice of, such Liens and security interests other than the filing of continuation statements required by the UCC.

          4.6 Governmental Requirements. All representations and warranties made by Borrower and the Affiliates in the Material Agreements with respect to Governmental Requirements are, to Borrower's best knowledge upon Due Inquiry, true and correct as of each date this representation and warranty is made.

          4.7 Employee Benefit Plans.

          (a) (i) No Prohibited Transaction or Accumulated Funding Deficiency with respect to an Employee Benefit Plan or withdrawals from Multiemployer Plans have occurred or exist that, in the aggregate, could reasonably be expected to subject Borrower or any Affiliate to any material tax, penalty, or other liability where such tax, penalty or other liability in the aggregate is not covered in full, for the benefit of Borrower or such Affiliate, by insurance, (ii) no notice of intent to terminate an Employee
Benefit Plan under a distress termination has been filed, and no Employee Benefit Plan has been terminated, under Section 4041(c) of ERISA, the PBGC has not instituted proceedings to terminate, or appoint a trustee to administer, an Employee Benefit Plan, and no event has occurred or condition exists that could reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Employee Benefit Plan, and (iii) the present value of all benefit vested under all Employee Benefit Plans (based on the actuarial assumptions used to fund the Employee Benefit Plans) does not exceed the assets of the Employee Benefit Plans allocable to such vested benefits.

          (b) All representations and warranties made by Borrower or any Affiliate in the Material Agreements with respect to Employee Benefit Plans are, to Borrower's best knowledge upon Due Inquiry, true and correct as of each date this representation and warranty is made.

          4.8 Taxes. Borrower and the Affiliates have filed all United States federal and state tax returns and reports and all other tax returns and reports with each appropriate Governmental Authority in all jurisdictions in which such returns and reports are required to be filed, and such returns and reports properly reflect the taxes, assessments and charges of Borrower and the Affiliates for the periods covered thereby. Borrower and the Affiliates have paid all taxes, assessments and other charges which have become due to any Governmental Authority having jurisdiction over Borrower, the Affiliates or any of their properties and no tax Liens (other than tax Liens constituting Permitted Liens) have been filed and no claims are being asserted against Borrower, the Affiliates or any of their properties. None of the federal or state income tax returns of Borrower or the Affiliates are under audit. Borrower has no knowledge of any unpaid taxes, assessments or charges which may be due and payable against it or the Affiliates or any of their properties which are likely to have a Material Adverse Effect.

          4.9 Chief Executive Office. The address of the chief executive office (as such term is used in Article 9 of the UCC) of Borrower is set forth on page 1 of this Agreement.

          4.10 Environmental Matters. All representations and warranties made by Borrower or any of the Affiliates in the Material Agreements with respect to Environmental Claims, compliance with Environmental Laws and any other matter generally relating to any actual or potential liability of, or the production, handling and disposal by, any Person with respect to Hazardous Materials, are, to Borrower's best knowledge upon Due Inquiry, true and correct as of each date this representation and warranty is made.

          4.11 Burdensome Restrictions; Other Contracts. Except with respect to the Material Agreements and the Applicable Permits, no contract, lease, agreement or other instrument to which Borrower or any of the Affiliates is a party or is bound or to which any of such Person's properties is subject, and no provision of any applicable Governmental Requirement, restricts such Person's ability to own, operate and maintain any Project in a manner which is likely to have a Material Adverse Effect with respect to such Project, Borrower or such Affiliate.

          4.12 Labor Matters. All representations and warranties made by Borrower or any of the Affiliates in the Material Agreements with respect to labor matters are, to Borrower's best knowledge upon Due Inquiry, true and correct as of each date this representation and warranty is made.

          4.13 Permits. Schedule I includes a list of all Applicable Permits. Each of such Applicable Permits is in full force and effect, is final, and, based on current regulations, is not subject to appeal or judicial, governmental or other review.

          4.14 Disclosure. No representation or warranty of Borrower or any of the Affiliates contained in this Agreement, the Financial Statements, the Pro Formas, the other Loan Documents or any other material document, certificate or written statement furnished to Lender for use in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. There is no material fact known to Borrower that has had or is likely to have a Material Adverse Effect that has not been disclosed herein or in such other documents, certificates and statements furnished to Lender for use in connection with the transactions contemplated hereby.

          4.15 Material Agreements.

          (a) Each Material Agreement constitutes the entire agreement of the respective parties thereto with respect to the subject matter thereof and no party thereto shall be bound except in accordance therewith.

          (b) To the best knowledge of Borrower after Due Inquiry, each Material Agreement constitutes the valid contract of the parties thereto, enforceable against the parties thereto in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws or by equitable principles relating to or limiting creditors' rights generally; each of the parties thereto has executed such Material Agreement with full power, authority and capacity to contract; and such Material Agreement is in full force and effect.

          (c) Borrower and, to the best knowledge of Borrower after Due Inquiry, each other party to a Material Agreement, has performed in a timely manner, in all material respects, its duties and obligations under each Material Agreement applicable to it.

          (d) To the best knowledge of Borrower after Due Inquiry, the obligations of each party to a Material Agreement, as stated therein are absolute and unconditional and are not, nor are claimed to be, subject to any claim, defense, counterclaim or setoff against Borrower.

          (e) The list of Material Agreements set forth in Exhibit 4.15 is true, complete and accurate in every respect. Copies of the Material Agreements as of the date hereof have been furnished to Lender by Borrower and are true and complete copies.

          (f) With respect to the Material Agreements, there are no existing conditions that would give rise to any defense to payment or to any claim, right of setoff, counterclaim, recoupment or rescission except to the extent any such right is already reflected in the relevant figures in the Pro Forma.

          4.16 No Default. None of Borrower or any of the Affiliates is in default under any agreement (including, without limitation, any Material Agreement), ordinance, resolution, decree, bond, note, indenture, order or judgment to which it is a party or by which it is bound, or any other agreement or other instrument by which it or any of the properties or assets owned by it or used in the conduct of its business is affected.

          4.17 Certain Fees. Other than as disclosed in writing to Lender prior to the date of this Agreement, no broker's or finder's fee or commission will be payable with respect to any of the transactions contemplated hereby and Borrower shall be solely responsible for and shall pay all such broker's or finder's fees or commissions. Borrower shall indemnify, pay and hold Lender harmless from and against any claim, demand or liability for broker's or finder's fees alleged to have been incurred in connection with any of the transactions contemplated hereby and any expenses, including, without limitation, attorneys' fees, arising in connection with any such claim, demand or liability. No other similar fees or commissions will be payable by Borrower for any other services rendered to Borrower or ancillary to the transactions contemplated hereby.

          4.18 Use of Proceeds and Margin Security. Borrower shall use the proceeds of the Loans for the purposes expressly set forth herein. No portion of the proceeds of the Loans shall be used by Borrower in any manner that might cause the borrowing or the application of such proceeds to violate Regulation G, Regulation U, Regulation T or Regulation X or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934 or any applicable usury law.

          4.19 Compliance with Governmental Requirements.

          (a) None of Borrower or any Affiliate has (i) violated any Governmental Requirement with respect to the operation of any Project as a hydroelectric generating facility and no such violation has been alleged pursuant to written notification; (ii) failed to file in a timely manner all reports, documents and other materials required to be filed by it with any Governmental Authority with respect to the operation of any Project as a hydroelectric generating facility (and the information contained in each of such filings is true, correct and complete in all material respects); or (iii) failed to retain all records and documents required to be retained by it pursuant to any Governmental Requirement with respect to the operation of any Project as a hydroelectric generating facility.

          (b) No Project (i) is in violation of any Governmental Requirement with respect to the operation of any Project as a hydroelectric generating facility and, to the best knowledge of Borrower upon Due Inquiry, no such violation has been alleged pursuant to written notification; (ii) has failed, to the best knowledge of Borrower upon Due Inquiry, to file in a timely manner all reports, documents and other materials required to be filed by it with any Governmental Authority, the failure to file which is likely to have a Material Adverse Effect (and the information contained in each of such filings is true, correct and complete in all material respects); or (iii) has failed, to the best knowledge of Borrower upon Due Inquiry, to retain all records and documents required to be retained by it pursuant to any Governmental Requirement, the failure to retain which is likely to have a Material Adverse Effect.

          4.20 Insurance

          (a) Each of Borrower and the Affiliates is in compliance, to the extent applicable to it, with all requirements set forth in the Material Agreements to maintain insurance.

          (b) All representations and warranties made by Borrower and each Affiliate in the Material Agreements with respect to insurance are, to Borrower's best knowledge upon Due Inquiry, true and correct as of each date this representation and warranty is made.

          4.21 Projects. The descriptions of the Projects set forth in Exhibit
1.1 and all information regarding the Projects furnished by Borrower (or on its behalf) to Lender do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances in which the same were made.

          4.22 Capital Calls. There are no outstanding calls for contributions of capital in respect of Borrower or any Affiliate and, to the best knowledge of Borrower upon Due Inquiry, no such calls for contributions of capital are currently contemplated or under discussion.



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



          4.23 No Maintenance Liabilities. There are no accrued maintenance liabilities with respect to the Projects.

          4.24 Indebtedness. Exhibit 6.5 lists all Contingent Obligations of Borrower and the Affiliates as of the Closing Date. Exhibit 6.6 lists all Indebtedness of Borrower and the Affiliates as of the Closing Date.

          4.25 Accounts Receivable. Exhibit 4.25 lists all accounts receivable of Borrower and the Affiliates as of the Closing Date.


                                    SECTION 5
                AFFIRMATIVE COVENANTS AND AGREEMENTS OF BORROWER

          Borrower hereby covenants and agrees that, from the date of this Agreement until the indefeasible payment in full of all Obligations (other than Contingent Obligations which by their terms survive the termination of the Loan Documents) and full and complete performance of all of its and the Affiliates' other obligations hereunder and under the other Loan Documents, Borrower shall perform, or cause to be performed, all covenants and agreements in this Section
5. Any request for Lender's consent to Borrower's or any other Person's failure to comply with such covenants must be made by Borrower in writing and any consent given by Lender shall also be in writing.

          5.1 Compliance with Governmental Requirements. Borrower and the Affiliates shall comply in all material respects with all Governmental Requirements relating to Borrower, the Borrower Collateral and each Project.

          5.2 Access. Upon (a) ten (10) Business Days' notice to Borrower (except as set forth in clause (b) below) or (b) two (2) Business Days' notice to Borrower following the occurrence and during the continuance of an Event of Default, any of Lender's officers, employees or agents shall have the right, in Lender's name or in the name of Borrower and the Affiliates, during normal business hours, to (i) verify the validity, amount or any other matter relating to the Borrower Collateral by mail, telephone or otherwise; (ii) inspect the Borrower Collateral, all books and records related thereto (and to make extracts from and copies of such books and records) and the premises upon which any of the Borrower Collateral is located; and (iii) discuss Borrower's and the Affiliates' affairs and finances and the Borrower Collateral with Borrower's and the Affiliates' Authorized Officers and independent public accountants. Borrower and the Affiliates shall fully cooperate with Lender in connection with the foregoing. So long as no Event of Default has occurred and is continuing, Lender may exercise its rights provided above once in each calendar quarter. Borrower and each Affiliate shall also participate in a meeting with Lender, at the request of Lender, once during each Fiscal Year to be held at Borrower's or such Affiliate's offices at such time as may be agreed by Borrower or such Affiliate and Lender.

          5.3 Notices by Governmental Authority; Fire and Casualty Losses, etc. Borrower shall timely comply with and promptly furnish to Lender true and complete copies of any material notice or material claim by any Governmental Authority pertaining to Borrower, any Project or the other Borrower Collateral and any notice or order from FERC pertaining to any Project or any written notice from any Person that legal action may be or has been initiated challenging the eligibility of any of the Projects as a Qualifying Facility. Borrower shall promptly notify Lender of any eminent domain action or similar proceeding affecting any Project or any fire or other casualty affecting any Project resulting in more than fifty thousand Dollars ($50,000) in damage.

          5.4 Borrower Revenues. Borrower shall use all necessary or desirable efforts to cause all Borrower Revenues to be deposited in, and disbursed from, the Project Revenues Account in accordance with this Agreement and the Security Documents.

          5.5 No Lender Liability. Lender shall have no liability, obligation or responsibility whatsoever with respect to the operation of any Project by any Project Owner. Lender shall not be obligated to inspect any Project, nor shall Lender be liable for the performance or default of Borrower or any of the Affiliates, any Project, any contractor or any other Person, or for any failure to protect or insure any Project, or for the payment of costs of labor, materials or services supplied for the operation of any Project, or for the performance of any obligation of Borrower or any the Affiliates whatsoever.



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          5.6 Payment of Taxes, Fees and Claims. Except as set forth below in this Section 5.6, Borrower shall pay or cause to be paid in a timely manner when due all taxes, assessments, fees, claims and other charges incurred and payable by it or any of the Affiliates in connection with the Projects. Notwithstanding the preceding sentence, Borrower may contest (a) any tax or assessment levied by any Governmental Authority and (b) all fees and commissions claimed by brokers, salesmen and agents in connection with the Loans, and, so long as such contest is being diligently pursued by appropriate proceedings and does not threaten a Material Adverse Effect, such contest on the part of Borrower shall not be an Event of Default; provided, that during the pendency of any such contest involving a disputed amount in excess of fifty thousand Dollars ($50,000) with respect to Borrower, any Project or the other Borrower Collateral, Borrower shall furnish to Lender an indemnity bond satisfactory to Lender or other security acceptable to Lender in an amount equal to any unpaid amount being contested plus a reasonable additional sum to cover possible costs, interest and penalties, or should such contest not involve a liquidated amount, in an amount acceptable to Lender; provided, further, that Borrower shall pay any amount adjudged by a court of competent jurisdiction to be due, with all costs, interest and penalties thereon, before such judgment becomes a Lien (other than a Permitted Lien) on any Project or the other Borrower Collateral. Borrower shall pay when due all costs and expenses required to be paid by this Agreement, including, without limitation, all taxes and fees in connection with the execution, delivery, filing, or recordation of any Lien, the Financing Statements, any other Loan Document and the Loans.

          5.7 Financial Statements and Other Reports.

          (a) Borrower shall cause to be furnished to Lender as soon as available, and in any event no later than one hundred twenty (120) days after the end of each Fiscal Year (i) certified annual consolidated financial statements of Consolidated Hydro and (as available) audited annual financial statements for the Borrower and the Projects, such financial statements to be prepared in accordance with GAAP consistently applied (if annual audited financial statements for the Borrower and any Project are not available, then Borrower must provide Lender with the unaudited balance sheet and income statement for the Borrower and each Project that are used as a basis for Consolidated Hydro's audited consolidated financial statements); (ii) a report


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



and opinion relating to Consolidated Hydro's annual financial statements of independent certified public accountants of recognized standing selected by Borrower and reasonably acceptable to Lender (which shall include any of the "Big Six" accounting firms), which report the opinion shall each be based upon an audit made in accordance with GAAP throughout the period involved and (iii) a statement by such independent certified public accountants that (A) in making the audit for such report and opinion such accountants (without making any special examination for the purpose of such statement) have obtained no knowledge of any Event of Default under Sections 5.6, 5.7, 6.1, 6.3, 6.4, 6.5, 6.6, and 6.7; provided, that such independent certified public accountants shall not be liable in respect of such statement by reason of any failure to obtain knowledge of any such default that would not be disclosed in the course of an audit examination conducted in accordance with generally accepted auditing standards in effect at the date of such examination, (B) if, in the opinion of such accountants, any such Event of Default referred to in the foregoing clause
(A) shall exist, a statement as to the nature and status thereof shall be included. In addition, concurrently with the delivery of such statements, Borrower and each Affiliate shall furnish to Lender statements of cash distributions receivable or received by Borrower and each such Affiliate, which statements shall be in a form consistent with the Pro Forma.

          (b) Borrower shall (i) submit a preliminary draft of the annual operating budget for each Project to Lender prior to June 1 and shall submit a final budget prior to June 30 for each subsequent calendar year that contains a forecast of the operating profit for the next three (3) years and (ii) provide or cause to be provided quarterly unaudited balance sheet and income statements on each Project, Borrower and each Affiliate within forty-five (45) days of the close of each quarterly period. If any budget submitted by Borrower pursuant to the preceding sentence reflects an expense for operations and maintenance of any Project that is greater by seven percent (7%) or more than the same expense as detailed in the Pro Forma, then such budget must be approved by Lender in its sole discretion.

          (c) Promptly upon their becoming available, Borrower shall deliver or cause to be delivered copies of (i) all financial statements, operating reports, reports of any other nature and notices which Lender may from time to time request and (ii) all regular and periodic reports pertaining to any Project filed by Borrower or any Affiliate with any Governmental Authority or which Lender may from time to time request. Borrower shall use its best efforts to deliver to Lender, in a reasonable time frame, all material press releases and other written statements made available by Borrower or any Affiliate to the public concerning developments in the business of Borrower or such Affiliate.

          (d) Borrower shall cause to be furnished to Lender as soon as available all such other reports, schedules or information, or excerpts therefrom, relating to the Projects as Lender may request from time to time.

          (e) Concurrently with the delivery of the reports and statements referred to in Sections 5.7(a) and (b) above, Borrower shall deliver a certificate of an Authorized Officer substantially in the form of Exhibit 5.7 (or such other form which is reasonably acceptable to Lender in its sole discretion), which shall include calculations by Borrower of the Minimum Coverage Ratio, together with supporting information to allow Lender to verify such calculations.

          (f) Promptly upon Borrower obtaining knowledge of any of the following events or conditions, Borrower shall deliver a certificate executed by an Authorized Officer specifying the nature and period of existence of such condition or event and what action Borrower has taken, is taking and proposes to take with respect thereto: (i) any condition or event that constitutes a Default or an Event of Default; (ii) any action, suit, proceeding, investigation or arbitration affecting Borrower, any Project or the other Borrower Collateral; or
(iii) any event or condition that has a Material Adverse Effect on Borrower, any Project or the other Borrower Collateral.

          (g) Borrower shall furnish to Lender (i) promptly and in any event within ten (10) days after Borrower knows or has reason to know of the occurrence of a Reportable Event with respect to the Employee Benefit Plan with regard to which a 30-day notice must be provided to PBGC, a copy of such materials required to be filed with the PBGC with respect to such Reportable Event, and in each such case, a certificate of an Authorized Officer setting forth details as to such Reportable Event; (ii) at least ten (10) days prior to the filing by any plan administrator of an Employee Benefit Plan in a distress termination a copy of such notice; (iii) promptly after requested, and in no event more than ten (10) days after requested by the Lender, copies of each annual report that is filed on Form 5500 (together with all schedules filed therewith) with respect to any Employee Benefit Plan; (iv) promptly and in any event within ten (10) days after it knows or has reason to know of any event or condition that could reasonably be expected to constitute grounds under

Section 4042 of ERISA for the termination of, or appointment of a trustee to administer, any Employee Benefit Plan, a certificate of Authorized Officer of Borrower describing such event or condition; (v) promptly and in no event more than ten (10) days after receipt thereof by Borrower or any of its ERISA Affiliates, each notice received by Borrower or an ERISA Affiliate of Borrower concerning the imposition of any material withdrawal liability for a complete withdrawal, or any withdrawal liability for a partial withdrawal, under Section 4202 of ERISA; and (vi) promptly after receipt thereof, a copy of any material notice Borrower or any of its ERISA Affiliates may receive from the PBGC or the Internal Revenue Service with respect to any Employee Benefit Plan or Multiemployer Plan; provided, that this clause (vi) shall not apply to notices of general application promulgated by the PBGC or the Internal Revenue Service.

          5.8 Insurance. Borrower shall take all necessary action within its power to ensure that all Insurance Policies are maintained as required under the Material Agreements.

          5.9 Continuance of Business. Each of Borrower and its Affiliates shall preserve and maintain its existence as a corporation or general partnership (under state law and for federal income tax purposes) and maintain its rights, permits, franchises and privileges under the laws of its jurisdiction of organization or formation. Except for de minimis amounts of cash required to maintain their existence and as required in connection with the performance of their obligations under the Loan Documents, each Project Owner shall have no assets other than, and shall engage in no business other than the holding of, the corresponding Projects and the proceeds thereof. No Project Owner shall employ any staff, pay salaries or enter into any agreements for services of any nature other than administrative costs relating specifically to the existence of such Project Owner and accounting and legal services relating specifically to such Project Owner, or incur any Indebtedness (except as provided in Section 6.6) without the prior written approval of Lender.

          5.10 Perfection and Preservation of Liens. Borrower shall take any and all actions necessary (including causing the Financing Statements and other documents at all times to be recorded, registered and filed, paying or causing to be paid all recording, filing or other fees, complying with all Governmental Requirements) in order fully to create, preserve, perfect, maintain and protect Lender's Lien in the Borrower Collateral as a first and superior Lien and first priority security interest, subject only to Permitted Liens. Borrower shall, and shall cause each Affiliate to, protect and defend its interest in the Borrower Collateral against Liens asserted by any third Person, other than Permitted Liens, and promptly discharge any such Lien so asserted. Borrower shall promptly notify Lender of any such assertion and, in the event of any such assertion which is contested by Borrower or an Affiliate, Borrower shall promptly notify Lender of the action which Borrower or such Affiliate intends to take to discharge or otherwise deal therewith. Borrower will deliver to Lender statements and schedules further identifying and describing the Borrower Collateral and such other reports, evidence and information in connection with the Borrower Collateral, all in reasonable detail, as from time to time may be reasonably requested by Lender. Borrower shall keep full and accurate books and records relating to the Borrower Collateral and shall stamp or otherwise mark such books and records in such manner as Lender may reasonably request indicating that the Borrower Collateral is subject to the Security Documents.

          5.11 Agent. Borrower and each Affiliate shall appoint and continuously retain Messrs. Cahill, Gordon & Reindel or another Person acceptable to Lender as its agent in the State of New York for receipt of service of process and shall pay all costs, fees and expenses in connection therewith.

          5.12 Employee Benefit Plans. Neither Borrower nor any ERISA Affiliate shall (i) terminate or withdraw from any Employee Benefit Plan or Multiemployer Plan so as to result in any material liability to the PBGC or any Person; (ii) engage in or permit, to the extent within the reasonable control of Borrower or its ERISA Affiliates, any event or condition to occur that could reasonably be expected to constitute grounds for the PBGC to institute proceedings to terminate or appoint a trustee to administer any Employee Benefit Plan; (iii) engage in or permit any Prohibited Transaction involving any Employee Benefit Plan that would subject Borrower to any material tax, penalty or other liability; (iv) incur or suffer to exist by any ERISA Affiliate of Borrower any material Accumulated Funding Deficiency, whether or not waived, involving any Employee Benefit Plan; or (v) allow or suffer to exist any event or condition within Borrower's material liability to the PBGC or any Person, if any of the foregoing could reasonably be expected to have the effect of subjecting Borrower to any material tax, penalty or other liability that is not covered in full for the benefit of Borrower by insurance.

          5.13 Authorized Officers. Borrower shall deliver, or cause to be delivered, within ten (10) Business Days of any change in Borrower's or any of the Affiliate's Authorized Officers, an updated certificate of an Authorized Officer reflecting such change.

          5.14 Self-Certification. For each Project that has not been self-certified as a Qualifying Facility, Borrower shall deliver, not later than thirty (30) days after the date of this Agreement, a copy of a notice of self-certification filed with FERC.

          5.15 Further Assurances. Borrower shall, and shall cause the Affiliates to from time to time, execute such financing statements, documents, security agreements, reports and, subject to the next sentence, guaranties, and take all further action as Lender at any time may reasonably request to evidence, perfect or otherwise implement the guaranties and security for repayment of the Obligations provided for in the Loan Documents. The foregoing shall not, without the written consent of Borrower or the relevant Affiliate, permit Lender to require any guaranty which (a) materially increases the scope of any guaranty which is a Loan Document or part thereof, or (b) makes any additional party a guarantor.

          5.16 All Necessary Action. Borrower shall take all action necessary or reasonably requested by Lender to ensure that each of the Affiliates will comply with all covenants and requirements applicable to such Affiliate under any Material Agreement; provided that no violation of this Section 5.16 shall become an Event of Default during the relevant periods for notice and cure under the terms of the applicable Material Agreement.

          5.17 Use of Proceeds. Borrower shall use the proceeds of the Loans only for the purposes expressly set forth in Sections 2.2 and 2.3 unless otherwise approved in writing by Lender no fewer than fifteen (15) days prior to such other use of proceeds. No portion of the proceeds of any Loan shall be used by Borrower in any manner that might violate the terms and conditions of this Agreement, any other Loan Document or any Material Agreement.



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


          5.18 Security Documents. Borrower shall take all action necessary or reasonably requested by Lender for the ongoing implementation of the transactions contemplated in the Security Documents, including, without limitation, procuring all third-party consents, agreements and approvals as may become necessary or reasonably requested by Lender to fund the Project Revenues Account, the Debt Service Account and the Debt Service Reserve Account in the manner required by the Security Documents. Borrower shall take all action necessary or reasonably requested by Lender to ensure that Borrower and all relevant third parties comply with the terms and conditions of the Security Documents.

          5.19 Debt Service Reserve Account. Borrower shall fund and maintain the Debt Service Reserve Account in accordance with the terms and conditions of the Security Agreement.

          5.20 Other Financial Covenants. Borrower shall, starting on September 30, 1998, and thereafter on each anniversary of such date, maintain the Minimum Coverage Ratio. Borrower agrees on its behalf and on behalf of the Affiliates that, in the event the Minimum Coverage Ratio is not so maintained, then no distributions will be made and all cash available, after payments due Lender are made, shall be placed in the Debt Service Reserve Account in accordance with the provisions of the Security Documents until the Debt Service Reserve Account has reached the balance then required by the Security Agreement.

          5.21 Additional Work Actions. Borrower shall carry out or shall cause to be carried out such additional work actions as are requested by Lender on or before the Closing Date in order for the generation of electrical energy at each of the Projects to be at the levels estimated in the report of the Independent Engineer attached hereto as Exhibit 5.21 and used in compiling the Pro Forma. Each such work action shall, if requested by Lender, be completed to the reasonable satisfaction of the Independent Engineer.

          5.22 Enforcement of Rights. Borrower shall use its best efforts to enforce, or to cause the Affiliates to enforce, any right it has against any third party if the failure to enforce such right could have a Material Adverse Effect. To the extent that any other Person has a right to enforce any right against any third party as to which the failure to enforce such right could have a Material Adverse Effect, Borrower shall use all commercially reasonable efforts to cause such Person to enforce such rights.

          5.23 Change of Chief Executive Office. Borrower and any Affiliate of Borrower shall give Lender at least thirty (30) days' prior written notice of any change in the location of its chief executive office from that existing on the Closing Date.


                                    SECTION 6
                         NEGATIVE COVENANTS OF BORROWER

          Borrower hereby covenants and agrees that, from the date of this Agreement until the indefeasible payment in full of all Obligations (other than Contingent Obligations which by their terms survive the termination of the Loan Documents) and full and complete performance of all of its and the Affiliates' other obligations hereunder and under the other Loan Documents, Borrower shall comply with all covenants in this Section 6. Any request for Lender's consent to Borrower's or any other Person's failure to comply with such covenants must be made by Borrower in writing and any consent given by Lender shall also be in writing.

          6.1 No Liens. Borrower shall not directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to the Borrower Collateral whether now owned or hereafter acquired by Borrower or any of the Affiliates, or any income or profits therefrom, except for Permitted Liens.

          6.2 Restriction on Fundamental Changes. None of Borrower or any Affiliate shall (a) enter into any transaction of merger or consolidation; (b) liquidate, wind-up or dissolve itself; or (c) convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business or assets (including, without limitation, the Borrower Collateral) whether now owned or hereafter acquired (unless the proceeds payable to Borrower from any such disposition of assets shall be sufficient to pay in full all then-outstanding Obligations, in which case such proceeds shall be paid to Lender and Lender shall apply the same in accordance with Section 2.6(c)).

          6.3 Transactions with Affiliates. None of Borrower or any Affiliate shall enter into any transaction, including, without limitation, the purchase, sale, transfer, lease or exchange of property or the rendering or purchase of any service to or from any Affiliate, except in the ordinary course of, and pursuant to the reasonable requirements of, Borrower's or such Affiliate's business and on reasonable terms no different than are available in a comparable arm's-length transaction with an unaffiliated Person. This Section 6.3 shall not be construed to prohibit any contract in effect on the Closing Date, including without limitation the O&M contracts referenced in Section 3.2(a)(i).

          6.4 Changes to Material Agreements. Without the prior written consent of Lender (which shall not be unreasonably withheld), no Material Agreement shall be amended, and no obligation under the Material Agreements shall be modified (whether by waiver or otherwise), if such amendment or modification would, in the reasonable opinion of Lender, have a Material Adverse Effect on Borrower or any Affiliate or the ability of any of them to perform its obligations under the Loan Documents.

          6.5 Contingent Obligations. None of Borrower or any Affiliate shall directly or indirectly create, incur, assume, guarantee or otherwise become or remain directly or indirectly liable with respect to any Contingent Obligation, except (a) any existing Indebtedness described in Exhibit 6.6, (b) other existing Contingent Obligations described in Exhibit 6.5, or (c) pursuant to Letters of Credit issued hereunder.

          6.6 Indebtedness. None of Borrower or any Affiliate shall directly or indirectly create, incur, assume, guarantee or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, except existing Indebtedness described in Exhibit 6.6 and as otherwise permitted by any Loan Document.

          6.7 Security Documents. None of Borrower or any Affiliate shall take or, to the extent of such Person's power, permit any other Person to take, any action (or omit to take any action) which would be in violation of the arrangements provided in the Security Documents (taking into account any periods for notice and cure provided in the Security Documents).

          6.8 Borrower Revenues. None of Borrower or any Affiliate shall receive any Borrower Revenues (other than amounts due Lender or payments made pursuant to any Loan Document) upon the occurrence and during the continuation of an Event of Default.


                                    SECTION 7
                          RIGHTS AND REMEDIES OF LENDER

          7.1 Acceleration. In addition to all other rights and remedies Lender has under this Agreement and the other Loan Documents, upon the occurrence of an Event of Default, Lender shall have the right, upon five (5) Business Days' prior written notice to Borrower (provided, that no such notice shall be required as a result of any Event of Default described in clause g, h, i, j or k of the definition of Event of Default, upon the occurrence of which the Obligations shall become immediately due and payable), at its option and sole discretion, to declare all or any portion of the Obligations immediately due and payable without presentment, demand, set off, protest or notice of any kind, except as provided in this Section 7.1, including, without limitation, notice of intent to accelerate, all of which are hereby expressly waived by Borrower; provided, that if Borrower shall, before the expiration of such five (5) Business Day period, cure such Event of Default, the Lender's rights under this
Section 7.1 with respect to such cured Event of Default shall cease.

          7.2 Additional Remedies of Lender. In addition to all other rights and remedies Lender has under this Agreement and the other Loan Documents, if an Event of Default shall have occurred and be continuing, Lender shall have the following rights and remedies:

          (a) The right to collect and apply to the Obligations, pursuant to the Security Agreement, the Disbursement Instructions and Section 7.3 hereof, all Borrower Revenues and cash held in the Accounts;



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



          (b) All of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Borrower Collateral) and other applicable laws, all of which rights and remedies shall be cumulative and non-exclusive to the extent permitted by law;

          (c) The right to notify postal authorities to change the address for delivery of Borrower's mail to an address designated by Lender and to receive, open and dispose of, in a reasonable manner, all mail addressed to Borrower (provided, that Lender shall return to Borrower in a timely manner all such mail that does not involve the Projects or the Borrower Collateral);

          (d) The right to take possession of Borrower's original books and records, obtain access to Borrower's data processing equipment, computer hardware and software relating to the Borrower Collateral and to use all of the foregoing and the information contained therein in any manner Lender deems appropriate for purposes of realizing on the Borrower Collateral;

          (e) (i) Prepare, file and sign Borrower's name on any proof of claim in bankruptcy or similar document against any account debtor of Borrower,
     (ii) prepare, file and sign Borrower's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Accounts or any note, chattel paper or instrument, (iii) do all acts and things necessary, in Lender's discretion, to fulfill Borrower's Obligations, including, without limitation, withdrawing all cash from the Accounts and applying such monies in payment of the Obligations, (iv) use Borrower's stationery and sign the name of Borrower to verifications of the Accounts and notices thereof to account debtors, and (v) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts;

          (f) The right to (i) sell or otherwise dispose of all or any portion of the Borrower Collateral successively and/or in any sequence and/or in any order at any judicial and/or public and/or private sale or sales, or any part thereof, for cash, credit or any combination thereof, and Lender may purchase all or any part of the Borrower Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the


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


     Obligations and (ii) adjourn such sales from time to time with or without notice. To the extent permitted by law, Borrower hereby expressly waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter enacted; and

          (g) Borrower hereby appoints Lender as its attorney-in-fact, with full power of substitution, and in the name of Borrower, if Lender elects to do so following the occurrence and during the continuance of an Event of Default, to (i) endorse the name of Borrower on any check or draft representing proceeds of the Insurance Policies, or other checks or instruments payable to Borrower with respect to any Project, and (ii) prosecute or defend any action or proceeding incident to any of the Borrower Collateral. The power-of-attorney granted hereby is a power coupled with an interest and is irrevocable but shall terminate at such time as the Obligations have been indefeasibly paid in full. Lender shall have no obligation to undertake any of the foregoing actions and if Lender should do so, it shall have no liability to Borrower for the sufficiency or adequacy of any such actions taken by Lender.

          7.3 Application of Proceeds. The proceeds of any sale of, or other realization upon, all or any part of the Borrower Collateral and of Borrower's cash held by Lender shall be applied in accordance with the provisions of the Security Agreement.

          7.4 Notices. To the extent there is any notice required to be given by Lender of a sale, lease, other disposition of the Borrower Collateral or any other intended action by Lender hereunder, Borrower expressly agrees that notice given ten (10) days prior to such proposed action shall constitute commercially reasonable and fair notice thereof.

          7.5 Funds of Lender. Any funds of Lender used for any purpose referred to in this Section 7 shall constitute part of the Obligations secured by the Borrower Collateral and the Loan Documents and shall bear interest at the Default Rate from the date of occurrence, and through the continuance, of any Event of Default.

          7.6 No Waiver or Exhaustion. No waiver by Lender of any of its rights or remedies hereunder, in the other Loan Documents or otherwise, shall be considered a waiver of any other or subsequent right or remedy of Lender, and no waiver shall be valid unless in writing signed by Lender. Any amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No delay or omission in the exercise or enforcement by Lender of any right or remedy shall ever be construed as a waiver of any right or remedy of Lender and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right; and no exercise or enforcement of any such right or remedy shall ever be held to exhaust any right or remedy of Lender. Borrower hereby expressly waives presentment, demand, notice of non-payment, protest, notice of protest and dishonor, notice of Event of Default, notice of intent to accelerate, notice of acceleration or any other notice whatsoever on any and all forms of the Obligations, except for those notices provided for in any Loan Document, including, without limitation, those notices which are a prerequisite for certain Defaults ripening into Events of Default. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances. Any of the undertakings, agreements, warranties, covenants and representations of Borrower or any Affiliate contained in the Loan Documents and any Event of Default may be waived or modified in writing at Lender's discretion but none of the undertakings, agreements, warranties, covenants and representations of Borrower or any Affiliate contained in the Loan Documents and no Event of Default shall be deemed to have been suspended or waived by Lender unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of Lender and directed to Borrower.


                                    SECTION 8
                          GENERAL TERMS AND CONDITIONS

          8.1 Expenses and Attorneys' Fees. Whether or not the transactions contemplated hereby shall be consummated, Borrower agrees to pay promptly all reasonable fees, costs and expenses incurred by Lender in connection with any matter contemplated by or arising out of this Agreement or the other Loan Documents, including, without limitation, the following (but excluding any fee deemed to have been paid by Borrower's payment of a Work Fee), and all such fees, costs and expenses shall be part of the Obligations, payable on demand and secured by the Borrower Collateral: (a) reasonable fees, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses, and reasonable fees and expenses of any Independent Engineer, consultant, industry consultant, accountant and other professional retained by Lender) incurred in connection with the examination, review, due diligence investigation, documentation, syndication and closing of the financing arrangements evidenced by the Loan Documents; (b) reasonable fees, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses, and reasonable fees and expenses of any Independent Engineer, industry consultant, accountant and other professional retained by Lender) incurred in connection with the negotiation, preparation, execution and administration of the Loan Documents, the Loans and any amendment, modification and waiver relating thereto, (including, without limitation, out-of-pocket expenses for travel, lodging and meals for inspections); (c) reasonable fees, costs and expenses of the Independent Engineer in connection with the examination and review of all work actions performed pursuant to Section 5.21; (d) reasonable fees, costs and expenses incurred in creating, perfecting and maintaining perfection of Liens in favor of Lender, pursuant to any Loan Document, including lien search fees, filing and recording fees, taxes and expenses, title insurance policy fees, reasonable fees and expenses of attorneys for providing such opinions as Lender may reasonably request and reasonable fees and expenses of attorneys to Lender;
(e) reasonable fees, costs, expenses and bank charges, including bank charges for returned checks, incurred by Lender in establishing, maintaining and handling lock box accounts, blocked accounts or other accounts for collection of the Borrower Collateral; (f) reasonable fees, costs, expenses (including, without limitation, reasonable attorneys' fees and expenses) and costs of settlement incurred in collecting upon or enforcing rights against the Borrower Collateral; and (g) fees, costs and expenses (including, without limitation, attorneys' fees and expenses and fees and expenses of other professionals retained by Lender) incurred in any action to enforce this Agreement or the other Loan Documents or to collect any payment due from Borrower under this Agreement, the Notes or any other Loan Document or incurred in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement, whether in the nature of a "workout" or in connection with any insolvency or bankruptcy proceeding or otherwise. For purposes of this Section 8.1, expenses of third-party consultants incurred after the Closing Date shall be due and payable in full no later than thirty (30) days after the same are invoiced or billed to Borrower.



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



          8.2 Indemnity by Borrower.

          (a) In addition to the payment of expenses pursuant to Section 8.1, whether or not the transactions contemplated hereby shall be consummated, Borrower shall, subject to the provisions of this Section 8.2, indemnify, pay and hold Lender, and any holder of any Note, and the officers, directors, employees, agents, affiliates and attorneys of Lender and such holder (collectively, the "Indemnitees") harmless from and against any and all out-of-pocket liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, reasonable attorneys' fees and costs of the Indemnitees in connection with any investigative, arbitral, administrative or judicial proceeding commenced or threatened, whether or not the Indemnitees shall be designated a party thereto) that are imposed on, incurred by or asserted against any Indemnitee, in any manner relating to or arising out of this Agreement or the other Loan Documents, Lender's agreement to make the Loans hereunder, the use or intended use of the proceeds of any Loan or the exercise of any right or remedy hereunder or under any other Loan Document (collectively, the "Indemnified Liabilities"); provided, that (i) no Indemnitee shall be held harmless or indemnified hereunder for its own gross negligence, willful misconduct or bad faith or breach of this Agreement or any other Loan Document, and (ii) nothing herein shall affect the obligations and liabilities of Lender to Borrower contained herein or in any other Loan Document. Borrower shall be obligated to pay or reimburse each Indemnitee for all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by such Indemnitee in the defense of any claim arising out of any Indemnified Liability at the time such costs and expenses are incurred and Lender has given Borrower written notice thereof. The foregoing indemnity shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated by this Agreement or any of the Loan Documents, the repayment of the Loans and the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made on behalf of Lender or the content or accuracy of any representation or warranty made by Borrower or any Affiliate under this Agreement or any other Loan Document. Lender may (but shall not be obligated to) appear in, or defend, or in good faith commence any action or proceeding purporting to affect the Loans, any property or the respective rights


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



and obligations of Lender and Borrower or any Affiliate pursuant to any Loan Document. Lender may (but shall not be obligated to) pay all necessary expenses, including reasonable attorneys' fees and expenses incurred in connection with such proceedings or actions, which Borrower agrees to repay to Lender upon demand together with interest thereon at the Interest Rate then applicable to the Senior Loan (or the Default Rate, if applicable) from the date of payment by Lender to the date of repayment by Borrower. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 8.2 may be unenforceable because it is violative of any law or public policy, Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable laws to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.

          (b) In addition to any other indemnity hereunder, Borrower shall indemnify and hold the Indemnitees harmless against, and promptly pay on demand or reimburse each of them with respect to, any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses of any and every kind or nature whatsoever, including, without limitation, those based upon negligence, sole negligence, contractual comparative negligence, concurrent negligence or strict liability, asserted against or incurred by any of them by reason of or arising out of or in any way related to (i) the breach by Borrower or any Affiliate of any representation or warranty set forth herein regarding Environmental Laws, (ii) the failure of Borrower or any Affiliate to perform any obligation required herein or in any Loan Document or any Material Agreement to be performed pursuant to Environmental Laws, and (iii) any violation or alleged violation by Borrower or any Affiliate of any obligation or liability arising under any Environmental Law (collectively, the "Environmental Indemnity Matters"). Borrower shall be obligated to pay or reimburse each Indemnitee for all reasonable out-of-pocket costs and expenses (including, without limitation, consultants', engineers' and attorneys' fees and expenses) incurred by such Indemnitee in response to and/or in the defense of any claim arising out of any Environmental Indemnity Matter at the time such costs and expenses are incurred and such Indemnitee has given Borrower written notice thereof. The provisions of this Section 8.2(b) shall be payable upon written demand therefor, shall survive the final payment of all of the Obligations and the termination of this Agreement and shall continue thereafter in full force and effect.



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



          8.3 Notice and Defense of Claim.

          (a) Each Indemnitee shall give prompt notice to Borrower, in accordance with the terms of this Section 8.3, of the assertion of any claim, or the commencement of any suit, action or proceeding by any party in respect of which such Indemnitee may seek indemnification hereunder, specifying with reasonable particularity the basis therefor and shall give Borrower such information with respect thereto as Borrower may reasonably request. Borrower may, at its own expense, (i) participate in and (ii) upon notice to such Indemnitee and Borrower's written agreement that such Indemnitee is entitled to indemnification pursuant to Section 8.1 or 8.2 for any liability or loss arising out of such claim, suit, action or proceeding, at any time during the course of any such claim, suit, action or proceeding, assume the defense thereof with counsel reasonably acceptable to Lender. If Borrower assumes such defense, such Indemnitee shall have the right (but not the duty) to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by Borrower. Whether or not Borrower chooses to defend or prosecute any such claim, suit, action or proceeding, all of the parties hereto shall cooperate in the defense or prosecution thereof.

          (b) In the event that Borrower does not elect to assume the defense of any claim, suit, action or proceeding, then any failure of any Indemnitee to defend or to participate in the defense of any such claim, suit, action or proceeding or to cause the same to be done shall not relieve Borrower of its obligations hereunder; provided, that such Indemnitee gives Borrower at least thirty (30) days' notice of its proposed failure to defend or participate and affords Borrower the opportunity to assume the defense thereof.

          8.4 Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Agreement or any other Loan Document or consent to any departure by Borrower therefrom, shall in any event be effective without the written concurrence of Lender and Borrower. No amendment, modification, termination or waiver of the principal amount, maturity, amortization rate or seniority level of any Loan or commitment or the rate of interest applicable to and fees payable with respect to any Loan (other than fees payable solely to Lender) shall be effective without the written concurrence of the holder of such Loan or commitment. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances.

          8.5 Retention of Borrower Documents. Lender may, in accordance with Lender's customary practices, destroy or otherwise dispose of all documents, schedules, invoices or other papers delivered by Borrower or an affiliate of Borrower to Lender unless Borrower or any Affiliate requests in writing that same be returned. Upon Borrower's request and at Borrower's expense, Lender shall return such papers when Lender's actual or anticipated need for the same has terminated.

          8.6 Notices. Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier service or United States mail (return receipt requested) and shall be deemed to have been given (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 4:00 p.m. (New York, New York time) or, if not, on the next succeeding Business Day; (c) if delivered by reputable overnight courier, two (2) days after delivery to such courier properly addressed; or (d) if by U.S. Mail, four (4) Business Days after deposit in the United States mail, with postage prepaid and properly addressed.

                  Notices shall be addressed as follows:

                  If to Borrower:

                           BP HYDRO FINANCE PARTNERSHIP
                           111 West North Bend Way
                           P.O. Box 1029
                           North Bend, Washington  98045
                           Attention:  Mr. Donald P. Jarrett
                           Telecopy:  (206) 888-2780



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


                  With a copy to:

                           CONSOLIDATED HYDRO, INC.
                           680 Washington Boulevard
                           Suite 500
                           Stamford, Connecticut  06901
                           Attention:  Mr. Patrick J. Danna
                           Telecopy:  (203) 425-8880

                  If to Lender:

                           LYON CREDIT CORPORATION
                           1266 East Main Street
                           Stamford, Connecticut 06902
                           Attention:  Mr. Jerome P. Peters, Jr.
                           Telecopy: (203) 328-9339

                  With a copy to:

                           CHADBOURNE & PARKE LLP
                           1101 Vermont Avenue, N.W.
                           Washington, D.C. 20005
                           Attention: Cornelius J. Golden, Jr., Esq.
                           Telecopy: (202) 289-3002

or in any case, to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section 8.6. A notice not given as provided above shall, if it is in writing, be deemed given if and when actually received by the party to whom given.

          8.7 Survival of Representations, Warranties, Covenants and Certain Agreements.

          (a) All representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

          (b) Notwithstanding the foregoing or anything in this Agreement or implied by law to the contrary, the obligations of Borrower set


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



forth in Sections 5.1, 5.5, 5.6, 8.1, 8.2, 8.3, 8.8, 8.16, 8.17 and 8.21 hereof
(and, in each case, the defined terms used therein) shall survive the payment of the Loans and the termination of this Agreement and any other Loan Document; provided, that the obligations of Borrower to Lender contained in Sections 5.1 and 5.6 shall terminate thirteen (13) months after the indefeasible payment in full of all Obligations.

          8.8 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of Lender or any holder of any Loan in the exercise of any power, right or privilege hereunder or under the other Loan Documents shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement and any other Loan Document are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          8.9 Marshaling; Payments Set Aside. Lender shall not be under any obligation to marshal any assets in favor of Borrower or any other party or against or in payment of any or all of the Obligations. To the extent that Borrower makes a payment or payments to Lender, Lender enforces its Liens and security interests or exercises its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any Debtor Relief Law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Obligations or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

          8.10 Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of an Event of Default if such action is taken or such condition exists.



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



          8.11 Severability. The invalidity, illegality or unenforceability of any provision in or obligation under this Agreement or the other Loan Documents shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement or the other Loan Documents or of such provision or obligation in any other jurisdiction.

          8.12 Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          8.13 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

          8.14 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, the rights and duties of Borrower under the Loan Documents may not be assigned or delegated, whether by operation of law or otherwise, and any such purported assignment or delegation shall be void.

          8.15 No Fiduciary Relationship or Partnership. No provision in this Agreement or in any of the other Loan Documents and no course of dealing among Borrower and Lender shall be deemed to create any fiduciary duty or any partnership, joint venture or other business relationship other than that of borrower and lender.

          8.16 CONSENT TO JURISDICTION AND SERVICE OF PROCESS. BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OF NEW YORK COURT OR DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S ELECTION, ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. BORROWER ACCEPTS FOR AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE OBLIGATIONS. BORROWER HEREBY DESIGNATES AND APPOINTS MESSRS. CAHILL, GORDON & REINDEL AND OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY BORROWER WHICH IRREVOCABLY AGREE IN WRITING TO SO SERVE AS ITS AGENT TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY BORROWER TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO BORROWER AT ITS ADDRESS PROVIDED IN SECTION 8.6 EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY BORROWER REFUSES TO ACCEPT SERVICE, BORROWER AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER JURISDICTION PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF LENDER TO BRING PROCEEDINGS AGAINST BORROWER IN THE COURTS OF ANY OTHER JURISDICTION IF NECESSARY TO ENFORCE THE JUDGMENT RENDERED BY ANY COURT IN THE STATE OF NEW YORK.

          8.17 WAIVER OF JURY TRIAL. BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION AND THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. BORROWER AND LENDER ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF LENDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. BORROWER AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER AND LENDER FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED, EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE LOAN DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          8.18 Counterparts; Effectiveness. This Agreement and any amendment, waiver, consent or supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.



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          8.19 Assignment and Participation. Lender may, without notice to or the consent of Borrower, assign its rights and delegate its obligations hereunder and under the other Loan Documents and Lender may assign, or sell participations in, all or any part of the Loans, Lender's commitments, Lender's fees or any of Lender's other interests herein or in the other Loan Documents to no more than two (2) other parties; provided, that such participants are banks or institutional investors with knowledge and experience in project finance and who do not have an existing relationship with any Project, including any equity investor, senior or subordinated debt investor and other contract party (such Person, a "Permitted Investor"). Borrower shall have the right to consent, which consent shall not be unreasonably withheld, to the participation in the Loans by any Person who is not a Permitted Investor. Following any such assignment, the term "Lender" as used herein shall include such assignee or assignees.

          8.20 Reproduction of Documents. This Agreement and all documents related hereto, including, without limitation (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by Lender or Borrower at the closing of this Agreement, and (c) financial statements, certificates and other information and documentation heretofore or hereafter furnished to Lender or Borrower, may be reproduced by Lender by any photographic, photostatic, microfilm, microcard, microfiche, miniature photographic or other similar process, and Lender or Borrower may destroy any original document so reproduced. Lender and Borrower agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial, arbitration or administrative proceeding (whether or not the original is in existence and whether or not any such reproduction was made by Lender or Borrower in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

          8.21 Controlling Agreement. Except as otherwise provided in this Agreement and except as otherwise provided in the other Loan Documents by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in the other Loan Documents, the provision contained in this Agreement shall govern and control; provided, to the extent that the terms and provisions of the Security Documents impose greater duties, obligations, liabilities or standards of care upon Borrower, including, without limitation, covenants concerning the maintenance or use of the Borrower Collateral, the terms and provisions of the Security Documents shall control.

          8.22 Termination of Commitment. Borrower and Lender hereby agree that, by their execution and delivery of this Agreement, all obligations, duties and liabilities of Lender under that certain commitment letter delivered by Lender to Borrower and dated September 19, 1996, relating to the Loans, shall terminate and such letter, as amended, shall be of no further force and effect. Each party hereto acknowledges and agrees that Lender has made no agreement or commitment to provide any financing to Borrower except as expressly set forth herein.

          8.23 Entire Agreement. This Agreement, the other Loan Documents and any other document executed contemporaneously herewith, memorialize and constitute the final expression and the complete and exclusive statement among the parties with respect to the subject matter hereof and thereof. There are no writings, conversations, representations, warranties or agreements that the parties intend to be a part hereof except as expressly set forth in this Agreement, the other Loan Documents and any other document executed contemporaneously herewith, or to be set forth in the instruments and other documents delivered or to be delivered hereunder and thereunder. This Agreement, the other Loan Documents and any other document executed contemporaneously herewith represent the entire agreement among the parties and supersede all previous written or oral agreements or discussions among the parties and any other Person concerning the transactions contemplated herein and therein.

          8.24 Confidentiality. Lender and Borrower hereby agree to exercise their best efforts to keep any information delivered or made available pursuant to this Agreement confidential from anyone other than persons employed or retained by Lender or assisting Borrower who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided, that nothing herein shall prevent Lender from advertising and/or publicizing the transactions contemplated hereunder in a "tombstone" or otherwise, or from disclosing such information to any bona fide potential assignee, transferee or participant that has agreed to comply with this Section
8.24 in connection with the contemplated assignment or transfer of any Loans or participation therein or as required or requested by any Governmental Authority or pursuant to legal process or as required in connection with the exercise of any remedy under the Loan Documents.

          8.25 Release of Lender with Respect to Original Credit Agreement. Borrower, acting on behalf of itself, the Affiliates and its successors and assigns, and their officers, directors, employees, managers, attorneys, accountants, agents, servants, shareholders and partners, hereby releases and forever discharges Lender and its successors and assigns, subsidiaries and affiliates, officers, directors, employees, managers, attorneys, accountants, agents and servants, and each of them, in all capacities, including individually, from any and all actions, liabilities, liens, debts, damages, claims, suits, judgments, executions and demands of every kind, nature and description, including but not limited to tort claims, that any of them may have against Lender as assignee of Fuji Bank in connection with the Original Credit Agreement, the Fuji Note and the related contracts and accounts assigned by Fuji Bank to Lender on the Closing Date (such contracts and accounts, the "Fuji Agreements") to the same extent as Borrower has released Fuji Bank from all similar liabilities pursuant to the Release Agreement, dated the Closing Date, by and among Borrower, the Project Owners, CHI-West, Inc., a Delaware corporation, CHI-Magic Valley, Inc., a Delaware corporation, CHI- Idaho, Inc., a Delaware corporation, Consolidated Hydro, Inc., a Delaware corporation, and Fuji Bank.

          IN WITNESS WHEREOF, this First Amended and Restated Credit Agreement has been duly executed as of the day and year first above written.





                                             LYON CREDIT CORPORATION




                                             By_____________________
                                               Name:
                                               Title:






                                             BP HYDRO FINANCE PARTNERSHIP, a
                                               Utah general partnership

                                               By:  BP HYDRO ASSOCIATES, an
                                                      Idaho general partnership,
                                                      its general partner

                                               By:  CHI-IDAHO, INC., a
                                                      Delaware corporation, its
                                                      general partner


                                               By___________________
                                                 Name:
                                                 Title:

                                                By:  CHI-MAGIC VALLEY,
                                                       INC., a Delaware
                                                       corporation, its general
                                                       partner


                                                By___________________
                                                  Name:
                                                  Title:


                                                By:  FULCRUM, INC., an Idaho
                                                       corporation, its general
                                                       partner


                                                By________________________
                                                  Name:
                                                  Title:

                                                                   Exhibit 1.1
                                                               Credit Agreement

                             Description of Projects

                          [to be provided by Borrower]

                                     Form of
                            Disbursement Instructions



                      [Letterhead of Borrower or Affiliate]


                                                 October __, 1996


[Payor] ("Payor")

[Address]

[Address]

                      Re: Payments to [Borrower/Affiliate]

Ladies and Gentlemen:

          Reference is hereby made to that certain First Amended and Restated Credit Agreement, dated October __, 1996, between Lyon Credit Corporation, a Delaware corporation ("Lender"), and BP Hydro Finance Partnership, a Utah general partnership (as amended, modified and supplemented, the "Credit Agreement").

          We hereby irrevocably instruct you, for the benefit of Lender, to distribute all amounts which are payable to us pursuant to [contract] to the following account at Fleet National Bank:

                   Account No. _____________
                   ABA No. 011900571
                   Attention:  Mr. Donald P. Jarrett
                   Reference:  BP Hydro

          Except as otherwise specifically provided for herein, these instructions may not be amended or revoked without the prior written consent of Lender, which consent may be withheld in Lender's sole and absolute discretion until such time as all amounts payable under the Credit Agreement have been paid, at which time Lender shall deliver to you a written revocation of these instructions. Please execute your acknowledgment of receipt of these instructions in the space provided below.

[Payor]
October _, 1996
Page 2




                                            Very truly yours,

                                            [Borrower/Affiliate]


                                            By____________________________
                                                Name:
                                                Title:


                           RECEIVED AND ACKNOWLEDGED:



          Payor hereby agrees, for the benefit of Lender, to distribute all amounts which are payable to [Borrower/Affiliate] pursuant to [contract] pursuant to the terms and provisions of this letter agreement until such time as a written notice from Lender has been received revoking these instructions.

                                             [Payor]




                                             By____________________________
                                               Name:
                                               Title:

                                                                    Exhibit 1.3
                                                  to First Amended and Restated
                                                               Credit Agreement





                         Pro Forma Cash Flow Projections




                           [to be provided by Lender]

                                                                   Exhibit 1.5
                                                 to First Amended and Restated
                                                              Credit Agreement




                           Form of Security Agreement






                               [draft distributed]

                                                                   Exhibit 1.6
                                                  to First Amended and Restated
                                                               Credit Agreement
                                     FORM OF
                    [SENIOR LOAN/ADDITIONAL CREDIT FACILITY]
                                      NOTE


                                                           [New York, New York]
$[maximum principal amount]                                    October __, 1996


          FOR VALUE RECEIVED, the undersigned Borrower, with its principal place of business at 111 West North Bend Way, P.O. Box 1029, North Bend, Washington 98045, (hereinafter referred to as "Maker"), hereby promises to pay to the order of LYON CREDIT CORPORATION, a Delaware corporation, with a place of business at 1266 East Main Street, Stamford, Connecticut 06902 (hereinafter referred to as "Holder"), by wire transfer to Holder's account at Fleet National Bank, ABA No. 011900571, Account No. 7030-0226, Reference: Lyon Credit Corporation for the benefit of BP Hydro Loans, or at such other place or places and to such account or accounts as Holder may direct from time to time by notice to Maker in accordance with the Credit Agreement (as hereinafter defined), the principal sum of [maximum principal amount] ($________________) or the aggregate unpaid principal amount of the [Senior Loan/Additional Credit Facility] made to Maker by Holder pursuant to the Credit Agreement in lawful money of the United States of America in immediately available funds, payable, subject to the fourth paragraph hereof, in forty-nine (49) Scheduled Installments on March 31, June 30, September 30 and December 31 of each year, such Scheduled Installments commencing on December 31, 1996, the amount of each such Scheduled Installment being computed by multiplying the sum of [the Initial Disbursement and any other portion of the Senior Loan Commitment drawn as collateral for a Letter of Credit/all Advances on this Note] by the percentage opposite the date of such Scheduled Installment on Schedule I attached hereto (provided, the final such Scheduled Installment shall be in an amount sufficient to repay in full unpaid principal amount of this Note and the amount of any outstanding Letters of Credit, whether or not drawn upon), or on such earlier date as the same may become due and payable hereunder or under the Credit Agreement. Capitalized terms used herein and not defined herein shall have the same meanings as set forth in the Credit Agreement.

          Maker further promises to pay interest on the outstanding principal amount hereof in accordance with the Credit Agreement on such dates and in such amounts as determined in accordance with the Credit Agreement. In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Note exceed the maximum amount of interest permitted by applicable law. In the event that a court of competent jurisdiction determines that the Credit Agreement provides for interest in excess of the maximum amount of interest permitted by applicable law, the provisions of
Section 2.4(c) of the Credit Agreement shall apply.

          Maker hereby irrevocably authorizes Holder to record on Schedule II attached hereto the repayments of the principal amount hereof. The principal amount of this Note outstanding from time to time shall be the principal amount of the [Senior Loan/Additional Credit Facility] made to Maker by Lender less the aggregate amount of all principal payments made thereon.

          This Note is issued to evidence a Loan made pursuant to the provisions of that certain First Amended and Restated Credit Agreement, dated as of October __, 1996, by and between Holder and Maker (as from time to time in effect, the "Credit Agreement"), as to which reference is hereby made for a statement of the terms, conditions and covenants under which the indebtedness evidenced hereby was made and is to be repaid, including those related to the acceleration of the indebtedness represented hereby upon the occurrence of an Event of Default or upon the termination of the financing of which this Note is a part pursuant to the Credit Agreement. Payment of this Note is secured by the Borrower Collateral. No voluntary prepayment of the indebtedness evidenced by this Note is permitted except as provided in the Credit Agreement. This Note is subject to mandatory prepayment as provided in the Credit Agreement; Schedule III attached hereto indicates the percentage of the outstanding principal amount hereof attributable to each Project.

          Holder shall not be required to look to the Borrower Collateral for the payment of this Note but may proceed against Maker in such manner as it deems desirable. None of the rights or remedies of Holder hereunder are to be deemed waived or affected by failure or delay on the part of Holder to exercise the same. All remedies conferred upon Holder by this Note or any other instrument or agreement shall be cumulative and none is exclusive, and such remedies may be exercised concurrently or consecutively at Holder's option.

          Maker hereby waives diligence, presentment, demand for payment, protest and notice of protest, notice of dishonor and all other notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

          This Note has been executed and delivered in [New York, New York] and shall be governed by the laws of the State of New York without giving effect to principles of conflicts of law. Maker hereby expressly and irrevocably agrees and consents that any suit, action or proceeding arising out of or relating to this Note may be instituted in either state or federal court (at Holder's option) and, by the execution and delivery of this Note, Maker expressly waives any objection which it may have now or hereafter to the venue or jurisdiction of any such suit, action or proceeding, and irrevocably submits generally and unconditionally to the jurisdiction of any such court in any such suit, action or proceeding. By the execution and delivery of this Note, Holder and Maker expressly waive their respective rights to a jury trial of any claim or cause of action based upon or arising out of this Note.

          WITNESS the hand and seal of Maker.


                                               BP HYDRO FINANCE PARTNERSHIP



                                               By............................
                                                   Name:
                                                   Title:

                                   SCHEDULE I

                              AMORTIZATION SCHEDULE



                                             Percentage of Aggregate Amount of
            Payment Date                          [Advances] to be Paid

                                   SCHEDULE II

                       Advances and Payments of Principal

                               Amount of
                            Principal Paid        Unpaid
              Amount              or             Principal        Notation Made
     Date    of Loan           Prepaid            Balance               By

                                  SCHEDULE III

                       Allocation of Principal to Projects


                      Project                    Percentage of Principal Amount
                (as defined in the
                 Credit Agreement)

Barber Dam
Dietrich Drop
Lowline Rapids
Rock Creek
                                                 ------------------------------
TOTAL:                                                             100%

                                     Form of
                               Request For Advance


                                                     __________________ __, 199_


Lyon Credit Corporation
Soundview Plaza
1266 East Main Street
Stamford, Connecticut  06902

Attn:  Mr. Jerome P. Peters, Jr.

Ladies and Gentlemen:

          BP Hydro Finance Partnership ("Borrower") hereby requests in accordance with Section 2.3(b) of that certain First Amended and Restated Credit Agreement, dated as of October 15, 1996 (the "Credit Agreement"), between Lyon Credit Corporation ("Lender") and Borrower, that Lender disburse to Account No. _____________ at [name and address of bank], ABA No. _____________,
______________ Dollars ($________) on __________ __, 199_. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

          The undersigned Authorized Officer of Borrower hereby certifies to Lender that, on and as of the date of this notice (i) all representations made by Borrower and each Affiliate under all Loan Documents are true as though made on and as of this date, (ii) all obligations of Borrower and each Affiliate under the Loan Documents required to be performed on or before the date hereof have been properly performed or expressly waived in writing, (iii) all conditions to the obligation of Lender to make the Advance pursuant to Section 3.1(b) of the Credit Agreement have been fully satisfied or expressly waived in writing, and (iv) no Default or Event of Default exists or will result from the making of the Advance.

                                          Very truly yours,





                                          BP HYDRO FINANCE PARTNERSHIP, a Utah
                                            general partnership

                                          By: BP HYDRO ASSOCIATES, an Idaho
                                                general partnership, its general
                                                partner

                                          By: CHI-IDAHO, INC., a Delaware
                                                corporation, its general partner


                                          By___________________
                                            Name:
                                            Title:

                                          By: CHI-MAGIC VALLEY, INC., a
                                               Delaware corporation, its general
                                               partner


                                          By___________________
                                            Name:
                                            Title:

                                          By: FULCRUM, INC., an Idaho
                                                corporation, its general partner


                                          By________________________
                                            Name:
                                            Title:

                                                      Form of
                                                      Receipt


          BP Hydro Finance Partnership, a Utah general partnership, hereby acknowledges receipt from Lyon Credit Corporation, a Delaware corporation, of the amount of ________________ Dollars ($______) by wire transfer in Federal funds to Account No. __________ of [name and address of bank].

          IN WITNESS WHEREOF, BP Hydro Finance Partnership has executed and delivered this receipt by its duly authorized officer in [city], [state], this ____ day of _____________, 199_.





                                         BP HYDRO FINANCE PARTNERSHIP, a Utah
                                           general partnership

                                         By:  BP HYDRO ASSOCIATES, an Idaho
                                                general partnership, its
                                                general partner

                                         By:  CHI-IDAHO, INC., a Delaware
                                                 corporation, its general
                                                 partner


                                         By___________________
                                           Name:
                                           Title:

                                          By: CHI-MAGIC VALLEY, INC., a
                                               Delaware corporation, its general
                                               partner


                                          By___________________
                                            Name:
                                            Title:


                                          By: FULCRUM, INC., an Idaho
                                                corporation, its general partner


                                          By________________________
                                            Name:
                                            Title:

                                                      Form of
                                                    Assignment



          KNOW ALL MEN BY THESE PRESENTS, that [ASSIGNOR] ("Assignor") for valuable consideration, receipt of which is hereby acknowledged, has, this ___ day of October, 1996, sold, assigned, transferred, conveyed and set over and does hereby sell, assign, transfer, convey and set over unto LYON CREDIT CORPORATION ("Lender"), in connection with the transactions contemplated by that certain First Amended and Restated Credit Agreement, dated the date hereof between Lender and [Borrower] (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), all right, title and interest of Assignor in, to and under (including all moneys due and to become due to Assignor under), and does hereby grant to Lender a first priority security interest in, each of the Agreements listed on Schedule I hereto (as any of the same may from time to time be amended, supplemented or otherwise modified, the "Assigned Agreements"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Credit Agreement.

          This Assignment is made as collateral security for all obligations of Borrower to Lender under the Credit Agreement and the other Loan Documents and is subject to all of the terms and conditions of the Loan Documents. All right, title and interest of Assignor in, to and under the Assigned Agreements shall from the date hereof constitute part of the Borrower Collateral for all purposes of the Loan Documents.

          Assignor hereby irrevocably authorizes and directs each Contract Party listed in Schedule I hereto to pay all moneys, if any, due and to become due under or by reason of any Assigned Agreement directly to the following account of Fleet National Bank, as Disbursement Agent ("Disbursement Agent") under the Security Agreement:

                      Account No. ____________
                      ABA No. 011900571
                      Attention:  Susan Keller, Center 4125
                      Reference:  BP Hydro

or to such other person or in such other manner as Disbursement Agent or Lender may hereafter from time to time specify to such Contract Party in writing, until such time as Lender shall notify such Contract Party that this Assignment has been terminated and released.

          This Assignment shall not cause Disbursement Agent or Lender to be under any obligation to Assignor or any Contract Party for the performance or observance of any of the representations, warranties, terms or conditions of any Assigned Agreement.

          Notwithstanding this Assignment, Assignor shall be and remain obligated to each Contract Party to perform all of Assignor's obligations and agreements under the Assigned Agreements, and each Contract Party shall be and remain obligated to Assignor to perform such Contract Party's obligations and agreements under the Assigned Agreements.

          Assignor hereby irrevocably constitutes and appoints Lender as its true and lawful attorney-in-fact with full and irrevocable power and authority in the place and stead of Assignor and in the name of Assignor or in the name of Lender, for the purpose of carrying out the terms of this Assignment and the Loan Documents, to take any and all action and to execute any and all instruments which may be necessary to accomplish the purposes of this Assignment. This power-of-attorney is a power coupled with an interest and shall be irrevocable.

          Assignor hereby represents and warrants that it has not heretofore assigned or otherwise disposed of or encumbered any right, title or interest of Assignor in, to or under any Assigned Agreement or any moneys due or to become due to Assignor under or by reason thereof, and that Assignor has the right and power to transfer to Lender, absolute title to Assignor's right, title and interest in, to and under each Assigned Agreement to which Assignor is a party and in and to all the moneys due and to become due to Assignor under each Assigned Agreement to which Assignor is a party.

          This Assignment shall be governed by and construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, Assignor has caused this Collateral Assignment of Agreements to be duly executed and delivered on the date first above written.

                                            [ASSIGNOR]



                                            By________________________________
                                                Name:
                                                Title:

                                   Schedule I

     Assigned Agreement               Contract Party

                          Form of Consent to Assignment




                [to come; based on contract party's preferences]

                              Foreign Jurisdictions




                              [Borrower to provide]

                              Consents and Waivers




                              [Borrower to provide]

                    Financing Statement Offices and Locations




                              [Borrower to provide]

                               Material Agreements




                              [Borrower to provide]

                               Accounts Receivable




                              [Borrower to provide]

                                     Form of
                        Certificate of Authorized Officer



          I, ____________________________, an Authorized Officer of BP Hydro
Finance Associates, a Utah general partnership ("Borrower"), hereby certify to Lyon Credit Corporation ("Lender") pursuant to the requirements of Section 5.7 of the First Amended and Restated Credit Agreement, dated as of October 15, 1996 (the "Credit Agreement"), between Lender and Borrower and in connection with the delivery to Lender of the information attached hereto as Schedule II required to be delivered to Lender by Borrower pursuant to Sections 5.7(a) and (b) of the Credit Agreement (the "Information"), that during the period covered by the Information, the Minimum Coverage Ratio was ____ to ____, as calculated in accordance with the provisions of the Credit Agreement.

          Attached hereto as Schedule I is supporting information to allow Lender to verify the foregoing calculations. All such calculations and supporting information are, as of the date of this Certificate, true, complete and accurate in every respect, and such calculations and supporting information do not contain misleading information or omit to include information the omission of which would be misleading. All such calculations and supporting information, and the Information, comply in all material respects with the requirements of the Credit Agreement and the other Loan Documents.

          Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

          IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of _______________, 199_.

                                                 By_________________________
                                                   Name:
                                                   Title:

                         Report of Independent Engineer




                           [to be provided by Lender]

                             Contingent Obligations




                              [Borrower to provide]

                                  Indebtedness




                              [Borrower to provide]

                               Applicable Permits




                              [Borrower to provide]

              Articles of Incorporation and Partnership Agreements




                              [Borrower to provide]

                     Initial Disbursement and Closing Costs




           [Lender to draft based on information provided by Borrower]

                                Project Documents




                              [Borrower to provide]

                             Schedule of Exceptions




                              [Borrower to provide]

                                 Capital Leases




                              [Borrower to provide]